UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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Chicago Mercantile Exchange Holdings Inc.

(Name of Registrant as Specified In Its Charter)

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20 South Wacker Drive

Chicago, Illinois 60606

March 18, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. The meeting will be held at 4:00 p.m., Central Time, on Wednesday, April 27, 2005, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois. Your Board of Directors and the Management Team look forward to greeting personally those shareholders who are able to attend.

At this year’s meeting, in addition to the election of directors and the ratification of the Company’s independent registered public accounting firm, Ernst & Young LLP, you will be asked to approve our 2005 Director Stock Plan. As part of our continued commitment to good corporate governance, our Compensation Committee recommended and our Board has approved replacing a portion of our non-executive directors’ cash compensation with an equity component. Approval of the Director Stock Plan will allow us to compensate our directors with shares of our Class A common stock and further align their interests with our shareholders. We also are seeking approval of an Employee Stock Purchase Plan designed to further align our employees’ interests with those of our shareholders. Your Board of Directors recommends that you vote “FOR” these proposals that are more fully described in the accompanying proxy statement which we urge you to read.

This solicitation is being made on behalf of the Board of Directors of Chicago Mercantile Exchange Holdings Inc. This letter and the accompanying proxy statement, proxy card and Annual Report are first being mailed to shareholders on or about March 18, 2005.

Your vote is very important. We urge you to vote by signing, dating and mailing the enclosed proxy card before the meeting, even if you plan to attend the meeting. You also may vote by telephone or over the Internet by following the instructions on the enclosed proxy card. If you have any questions about the proposals contained in the proxy statement, please call (312) 930-3220 or toll-free at (866) 332-3220. We look forward to seeing you at the meeting.

Sincerely,

Terrence A. Duffy	Craig S. Donohue
Chairman of the Board	Chief Executive Officer

20 South Wacker Drive

Chicago, Illinois 60606

Notice of Annual Meeting of Shareholders

April 27, 2005

The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held at 4:00 p.m., Central Time, on Wednesday, April 27, 2005, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, for the following purposes:

1. to elect seven directors that we refer to as “Equity Directors;”

2. to elect one Class B-1 director, one Class B-2 director and one Class B-3 director;

3. to elect five members of the Class B-1 Nominating Committee and five members of the Class B-2 Nominating Committee;

4. to approve the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan;

5. to approve the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan;

6. to ratify our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year; and

7. to transact any other business that properly comes before the meeting.

You are entitled to notice of and to vote at the Annual Meeting if you were a shareholder of record of Chicago Mercantile Exchange Holdings Inc. Class A or Class B common stock at the close of business on Monday, February 28, 2005.

Your vote is important. We urge you to vote your shares promptly, even if you plan to attend the meeting. You may vote over the Internet, by telephone or by returning the enclosed proxy card. Specific instructions on how to vote can be found on the proxy card.

Our proxy tabulator, Computershare Investor Services, must receive any proxy that will not be delivered in person at the Annual Meeting by noon, Central Time, on Wednesday, April 27, 2005 in order for your vote to be counted. In addition, if you wish to vote by telephone or over the Internet, you may vote until 1:00 a.m. on Wednesday, April 27, 2005.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

March 18, 2005

Chicago, Illinois

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

20 South Wacker Drive

Chicago, Illinois 60606

Proxy Statement

GENERAL INFORMATION

When and where is the Annual Meeting?

The Annual Meeting of Shareholders of Chicago Mercantile Exchange Holdings Inc. will be held on Wednesday, April 27, 2005, at 4:00 p.m., Central Time, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois. In this proxy statement, we refer to Chicago Mercantile Exchange Holdings Inc. as “CME Holdings” or the “Company” and to Chicago Mercantile Exchange Inc. as “CME.” In this proxy statement, the terms “we,” “us” and “our” refer to CME Holdings and CME.

All holders of Class A and Class B common stock on February 28, 2005, the record date for the Annual Meeting, are invited to attend the Annual Meeting. If you attend, you will be asked to present valid picture identification, such as a driver’s license or passport, and, if you are not a shareholder of record, evidence from your broker that you are a shareholder and are eligible to attend the meeting, such as a letter or account statement from your broker or bank. Shareholders will not be allowed to use cameras, recording devices and other electronic devices at the meeting.

What proposals are we being asked to vote on?

Holders of all classes of Class A and Class B common stock of CME Holdings (voting together as a single class) are being asked to vote on the following:

•	the election of seven directors that we refer to as “Equity Directors;”

•	the approval of the CME Holdings 2005 Director Stock Plan;

•	the approval of the CME Holdings Employee Stock Purchase Plan; and

•	the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year.

Holders of Class B-1, Class B-2 and Class B-3 shares are also each being asked to vote on the election of one director for their respective class. We refer to these directors as the “Class B directors.”

In addition, holders of Class B-1 and Class B-2 shares will vote on the election of five members of the Class B Nominating Committee for their respective class, each from a slate of 10 candidates. We refer to these nominating committee members as “Class B Nominating Committee members.”

Who is entitled to vote?

You may vote if you owned shares of Class A or Class B common stock of CME Holdings as of the close of business on February 28, 2005, the record date for the Annual Meeting. The number of shares outstanding of each of our classes of common stock as of February 18, 2005 was as follows:

Class	Shares Outstanding
Class A	34,212,286
Class B-1	625
Class B-2	813
Class B-3	1,287
Class B-4	413

The following table shows the number of votes to which each share is entitled to cast on the proposals on which shareholders will vote at the Annual Meeting:

PROPOSAL	CLASS A	CLASS B-1	CLASS B-2	CLASS B-3	CLASS B-4
Election of Equity Directors	1	1	1	1	1
Election of Class B Director	N/A	1	1	1	N/A
Election of Class B Nominating Committee Members	N/A	1	1	N/A	N/A
Approval of 2005 Director Stock Plan	1	1	1	1	1
Approval of Employee Stock Purchase Plan	1	1	1	1	1
Ratification of Ernst & Young LLP	1	1	1	1	1

Why is this proxy statement being sent to me?

We sent you these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement summarizes the information you need to vote at the Annual Meeting. On March 18, 2005, we began mailing these proxy materials to all of our holders of record of each class of Class A and Class B common stock, as of the close of business on February 28, 2005.

How do I vote?

You may vote by proxy or in person at the Annual Meeting. If you want to vote by proxy, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. You may also cast your vote by telephone by calling the number on your proxy card or electronically over the Internet by going to the Web site designated on your proxy card. If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you must contact your broker or agent to obtain a broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your proxies) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some or none of the nominees for Equity Director and, if applicable, Class B directors or Class B Nominating Committee members, and whether your shares should be voted for or against the approval of the 2005 Director Stock Plan, the approval of the Employee Stock Purchase Plan and the ratification of our independent registered public accounting firm.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by returning the enclosed proxy card in the accompanying envelope or casting your vote by telephone or over the Internet. Voting by proxy will not affect your right to attend the meeting and vote your shares in person. You can save us the expense of a second mailing by voting promptly.

Our proxy tabulator, Computershare Investor Services, must receive any proxy that will not be delivered in person at the Annual Meeting by noon, Central Time, on Wednesday, April 27, 2005 in order for your vote to be counted. In addition, if you wish to vote by telephone or over the Internet, you may vote until 1:00 a.m. on Wednesday, April 27, 2005.

What if I return my proxy card but do not provide voting instructions?

If you sign, date and return the proxy card without indicating your instructions on how to vote your shares, the proxies will vote your shares as follows:

•	“FOR” the election of the seven nominees for Equity Directors;

•	“ABSTAIN” from voting for Class B directors, if applicable;

•	“ABSTAIN” from voting for Class B Nominating Committee members, if applicable;

•	“FOR” the approval of the CME Holdings 2005 Director Stock Plan;

•	“FOR” the approval of the CME Holdings Employee Stock Purchase Plan; and

•	“FOR” the ratification of our Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2005 fiscal year.

If any other matter is presented at the Annual Meeting, your proxies will vote in accordance with their best judgment. At the time this proxy statement went to press, we knew of no matters to be addressed at the Annual Meeting beyond those described in this proxy statement.

Can I change my mind after I vote?

Yes, if you attend the Annual Meeting, you may change your vote at any time before the voting closes at the meeting. If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in the following ways:

•	You may sign and deliver another proxy with a later date;

•	You may vote by telephone or over the Internet at a later date; or

•	You may attend the meeting and vote in person.

Your most recent vote is the one that is counted. Simply attending the Annual Meeting will not automatically revoke your proxy. You must vote in person at the meeting in order to revoke your proxy. If you do not attend the Annual Meeting, your vote or revocation must be received by our proxy tabulator, Computershare Investor Services, by noon, Central Time, on April 27, 2005 to be effective. If you wish to vote by telephone or over the Internet, your vote must be made before 1:00 a.m. on Wednesday, April 27, 2005.

Is my vote confidential?

All proxies, ballots and tabulations that identify the vote of a particular shareholder will be kept confidential, except as necessary to allow the inspectors of election to certify the voting results or to meet legal requirements. Representatives of Computershare Investor Services, our transfer agent, will act as the inspectors of election and will count the votes.

Comments written on proxy cards or ballots may be provided by Computershare to our Corporate Secretary, Kathleen M. Cronin, with the name and address of the shareholder. Each comment will be provided without reference to the vote of the shareholder, unless the vote is mentioned in the comment or unless disclosure of the vote is necessary in order to understand the comment. At our request, the inspectors of election may provide us with a list of shareholders who have not voted and periodic status reports on the aggregate vote. These status reports may include breakdowns of vote totals by different types of shareholders, although it is expected that we will not be able to determine how individual shareholders voted.

How many votes must be present to hold the Annual Meeting?

Your shares will be counted as present at the Annual Meeting if you attend the meeting and vote in person, if you properly return a proxy card or if you vote by telephone or over the Internet. In order for us to conduct the meeting, shareholders possessing at least one-third of the votes entitled to be cast on each proposal as of February 28, 2005, must be present. This is referred to as a quorum.

Proxies marked “withhold” or “abstain” and “broker non-votes” are counted as present for establishing a quorum. A broker non-vote occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item under the rules of the New York Stock Exchange (the “NYSE”) and has not received instructions from the beneficial owner. To ensure that there will be a quorum for each of the proposals to be voted on, please vote before the Annual Meeting, and allow your shares to be represented at the meeting by your proxies. Voting before the Annual Meeting will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previous vote will be revoked automatically.

How many votes are needed to approve the various proposals?

Each of the proposals presented at the Annual Meeting will be considered separately. Assuming that a quorum is present for the particular proposal, the following votes are required to approve each of the proposals:

•	Proposal 1: Election of Equity Directors: Seven nominees receiving the highest number of “FOR” votes from all classes of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class will be elected.

•	Proposal 2: Election of Each Class B Director: One Class B-1 nominee, one Class B-2 nominee and one Class B-3 nominee receiving the highest number of “FOR” votes in his or her class from shareholders present or represented by proxy at the Annual Meeting will be elected as a Class B director for that class.

•	Proposal 3: Election of Each Class B Nominating Committee: Five nominees receiving the highest number of “FOR” votes in their class from shareholders present or represented by proxy at the Annual Meeting will be elected to the Class B Nominating Committee for that class.

•	Proposal 4: Approval of the 2005 Director Stock Plan: Must receive a “FOR” vote from the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

•	Proposal 5: Approval of the Employee Stock Purchase Plan: Must receive a “FOR” vote from the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

•	Proposal 6: Ratification of Ernst & Young LLP as our Independent Registered Public Accounting Firm: Must receive a “FOR” vote from the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

Proxies marked “withhold,” “abstain” and “broker non-votes” will have the same effect as a vote against on all of the proposals, except for the election of the Equity Directors, the Class B directors and the Class B Nominating Committee members.

If you hold your Class A shares through a bank or broker, your broker is permitted to vote such shares on all of the proposals, except for the approval of the 2005 Director Stock Plan and the approval of the Employee Stock Purchase Plan, even if the broker does not receive instructions from you. Your broker is not permitted to vote your Class A shares on the proposals to approve the 2005 Director Stock Plan or the Employee Stock Purchase Plan without receiving instructions from you. We believe these equity compensation plans will further align the interests of our employees and directors with our shareholders. In order to ensure that these equity compensation plans are approved, we urge you to provide your bank or broker with instructions to vote your shares “FOR” these proposals.

PROPOSAL 1

Election of Equity Directors

Our certificate of incorporation provides that our Board of Directors be composed of 20 members. Our Board of Directors is divided into two classes, Class I and Class II, each of whose members serve for a staggered two-year term. At each Annual Meeting of Shareholders, the term of one class of directors expires, and the shareholders vote at that meeting to elect the directors nominated for that expiring class to hold office for a two-year term.

At this year’s Annual Meeting, ten Class II directors will be elected. Seven Equity Directors will be elected by all shareholders voting together as a single class. Additionally, as set forth in Proposal 2, the holders of Class B-1, Class B-2 and Class B-3 shares will elect one director, respectively. Each of the Equity Director nominees presented in this proxy statement is currently a director. If elected, each director’s term will last until the 2007 Annual Meeting of Shareholders or until he or she is succeeded by another qualified director who has been elected or appointed by the Board.

Nominees for Equity Directors

(Class A and Class B Shares Voting Together)

Name and Age	For a Term Expiring	Background
Craig S. Donohue, 43	2007	Mr. Donohue has served as a director of CME Holdings’ and CME’s boards since January 2004. Mr. Donohue has served as Chief Executive Officer since January 2004. Mr. Donohue served as Executive Vice President and Chief Administrative Officer, Office of the CEO, from October 2002 to December 2003. Mr. Donohue previously served as Managing Director and Chief Administrative Officer of CME Holdings from its formation on August 2, 2001 and of CME from April 2001, when his title was changed from Managing Director, Business Development and Corporate/Legal Affairs of CME, which he had held since March 2000. He also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President of the Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel from 1995 to 1997.

Terrence A. Duffy, 46	2007	Mr. Duffy has served as Chairman of CME Holdings’ and CME’s boards since April 2002, has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1995 and has been a member of our exchange for more than 20 years. Mr. Duffy served as Vice Chairman of CME Holdings’ board from its formation on August 2, 2001 until April 2002 and of CME’s board from 1998 until April 2002. Mr. Duffy has served as President of T.D.A. Trading, Inc. since 1981. Mr. Duffy has also been appointed by President Bush to the Federal Retirement Thrift Investment Board, which appointment was confirmed by the U.S. Senate.

Name and Age	For a Term Expiring	Background

Daniel R. Glickman, 60	2007	Mr. Glickman has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2001. Since September 2004, Mr. Glickman has served as President and Chief Executive Officer of the Motion Picture Association of America, Inc. Until September 2004, Mr. Glickman served as a Senior Advisor in the law firm of Akin, Gump, Strauss, Hauer & Feld, where he was a partner from February 2001 to June 2002. Mr. Glickman served as Director of the Institute of Politics at Harvard University’s John F. Kennedy School of Government from August 2002 through August 2004. Mr. Glickman also previously served as U.S. Secretary of Agriculture from March 1995 through January 2001 and as a member of the U.S. Congress, representing a district in Kansas, from January 1977 through January 1995. Mr. Glickman is a director of The Hain Celestial Group, Inc. and America’s Second Harvest.

William P. Miller II, 49	2007	Mr. Miller has served as a director of CME Holdings’ and CME’s boards since April 2003. Mr. Miller has been Senior Risk Manager at Abu Dhabi Investment Authority since April 2003. Mr. Miller was a risk management advisor for the Rockefeller Foundation, a non-profit foundation, from June 2002 to April 2003. From September 1996 through May 2002, he served as Senior Vice President and Independent Risk Oversight Officer for Commonfund Group, an investment management firm for educational institutions. Mr. Miller previously served as Director, Trading Operations and Asset Mix Management with General Motors Investment Management Corp. He previously served as a director of CME from 1999 through April 2002. Mr. Miller also serves as a director and chairman of the audit committee of the BTOP50 Index Fund and director and chairman of the audit and risk management committee and executive committee of the Dubai International Financial Exchange. Mr. Miller is the chairman of the executive committee, End-Users of Derivatives Council for the Association of Financial Professionals, is a member of the Investor Risk Steering Committee for the International Association of Financial Engineers and serves on the Kent State University Masters of Science Program in Financial Engineering Board. Mr. Miller is also a chartered financial analyst and a member of the Association of Investment Management and Research.

Name and Age	For a Term Expiring	Background

James E. Oliff, 56	2007	Mr. Oliff has served as Vice Chairman of CME Holdings’ and CME’s boards since April 2002, as a director of CME since 1994 and has been a member of our exchange for more than 25 years. Mr. Oliff served as Second Vice Chairman of CME Holdings’ board from its formation on August 2, 2001 until April 2002 and of CME’s board from 1998 until April 2002. He previously served on CME’s board from 1982 to 1992. Mr. Oliff has served as President and Chief Executive Officer of FFast Trade U.S., LLC from December 2001 to February 2005, as Chairman and CEO of FFastFill Inc., an organization that provides trading and risk management software solutions, from June 2003 to February 2005 and as its Chief Operating Officer from December 2001 to June 2003. Mr. Oliff has also served as Executive Director of International Futures and Options Associates since 1996 and as President of FILO Corp., a floor brokerage business, since 1982 and as President of LST Commodities, LLC, an introducing broker now known as FFast Trade U.S., LLC, from 1999 until January 2002. Mr. Oliff currently serves on the Advisory Board for the Masters of Science Program in Financial Engineering at Kent State University. Mr. Oliff is also a director of FFastFill, plc.

John F. Sandner, 63	2007	Mr. Sandner has served as Special Policy Advisor and as a director of CME Holdings’ board since its formation on August 2, 2001. Mr. Sandner has been Special Policy Advisor to CME since 1998, a member of CME’s board since 1978 and a member of our exchange for more than 30 years. Previously, he served as Chairman of CME’s board for 13 years. Mr. Sandner has served as Chairman of E*Trade Futures, LLC since July 2003. Mr. Sandner also previously served as President and Chief Executive Officer of RB&H Financial Services, L.P., a futures commission merchant and one of our clearing firms, from 1985 to November 2003. RB&H Financial Services, L.P. is now a division of Refco, LLC, one of our clearing firms. Mr. Sandner currently serves on the board of directors of Click Commerce, Inc. and as a member of that company’s audit committee.

Terry L. Savage, 60	2007	Ms. Savage has served as a director of CME Holdings and CME since April 2003. Ms. Savage is a financial journalist, author and President of Terry Savage Productions, Ltd., which provides speeches, columns and videos on personal finance for corporate and association meetings, publications and national television programs, and networks, including CNN, NBC and PBS. She was a member of our exchange from 1975 to 1980.

Your proxies will vote for each of the seven nominees for Equity Director set forth above unless you specifically withhold authority to vote for a particular nominee. We have no reason to believe that any of the nominees listed above will be unable or unwilling to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, our Board may substitute another nominee upon the recommendation of our Nominating Committee.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE SEVEN EQUITY DIRECTOR NOMINEES DESCRIBED ABOVE.

PROPOSAL 2

Election of Class B Directors

Nominees for Class B-1 Director

(Class B-1 Shares Only)

May Vote “For” One of Two Candidates

Name and Age	For a Term Expiring	Background
Don H. Nadick, 54	2007	Mr. Nadick has been a member of our exchange for more than 25 years. Mr. Nadick has served as CEO and President of Electronic Broker Services since January 2005 and as CEO of Beyond the Bench, a mediation company, since 2001. Mr. Nadick also served as President of NKO-DON from January 2004 to December 2004 and as Managing Director and Vice President of Dorman Trading L.L.C. from 1994 to 2001.

William G. Salatich, Jr., 53	2007	Mr. Salatich has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1997 and has been a member of our exchange for more than 25 years. Mr. Salatich has been an independent broker and trader since 1975.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-1 DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Director

(Class B-2 Shares Only)

May Vote “For” One of Two Candidates

Name and Age	For a Term Expiring	Background
Bruce L. Goldman, 47	2007	Mr. Goldman has been a member of our exchange for more than 15 years. Mr. Goldman has been an independent floor trader since 1985. Mr. Goldman served as a partner of Sterling Capital, a private equity firm from 1997 to 2003. Mr. Goldman currently serves as a partner of Equitec Group and Cat In the Hat Trading.

David J. Wescott, 48	2007	Mr. Wescott has served as a director of CME Holdings’ and CME’s boards since April 2003. Mr. Wescott has been a member of our exchange for more than 20 years. He previously served as a director of CME from 1989 through 1996 and has served as President of The Wescott Group Ltd., one of our clearing firms, since 1991.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-2 DIRECTOR NOMINEES DESCRIBED ABOVE.

Nominees for Class B-3 Director

(Class B-3 Shares Only)

May Vote “For” One of Three Candidates

Name and Age	For a Term Expiring	Background
Gary M. Katler, 58	2007	Mr. Katler has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1993 and has been a member of our exchange for more than 15 years. He is currently Vice President of O’Connor & Company L.L.C., one of our clearing firms. Previously, Mr. Katler was Head of the Professional Trading Group of Fimat USA from November 2000 to April 2002. Prior to that, Mr. Katler served as Senior Vice President of ING Barings Futures and Options Inc.

Robert J. Prosi, 57	2007	Mr. Prosi has been a member of our exchange for more than 25 years. Mr. Prosi has been an independent broker and trader since 1976. Mr. Prosi previously served as a director of CME from 1988 to 2002. He also served as President of Futures-I-Net and Futures Forum from 2000 through 2002 and as Vice President of Salomon Smith Barney from 1984 through 2000.

Howard J. Reinglass, 50	2007	Mr. Reinglass has been a member of our exchange for more than 20 years. Mr. Reinglass has been an independent trader and floor broker for 19 years. Mr. Reinglass was a principal in WDC Partners from 1993 to 1999.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-3 DIRECTOR NOMINEES DESCRIBED ABOVE.

Members of Our Board Not Standing for Election This Year

Set forth below is information about our directors who are not standing for election at the Annual Meeting.

Name and Age	Term Expires	Background
Dennis H. Chookaszian, 61	2006	Mr. Chookaszian has served as a director of CME Holdings and CME since April 2004. From November 1999 until February 2001, Mr. Chookaszian served as Chairman and Chief Executive Officer of mPower, Inc., a financial advice provider focused on the management of 401(k) plans online. Mr. Chookaszian served as Chairman and Chief Executive Officer of CNA Insurance Companies (“CNA”) from September 1992 to February 1999. During his 27-year career with CNA, Mr. Chookaszian held several management positions at the business unit and corporate levels, including President and Chief Operating Officer from 1990 to 1992 and Chief Financial Officer from 1975 to 1990. He served as chairman of the executive committee of CNA from 1999 to 2001. Mr. Chookaszian is a director of Sapient Corporation, Career Education Corporation and Insweb Corp. Mr. Chookaszian received certification as a public accountant in 1971.

Martin J. Gepsman, 52	2006	Mr. Gepsman has served as Secretary of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1998, has served as a director of CME since 1994 and has been a member of our exchange for more than 20 years. Mr. Gepsman has also been an independent broker and trader since 1985.

Elizabeth Harrington, 62	2006	Ms. Harrington has served as a director of CME Holdings and CME since April 2004. Ms. Harrington has served as President and CEO of E. Harrington Global since October 2000. Previously, Ms. Harrington served as a partner with PricewaterhouseCoopers, LLP in its Global Strategy and China practices from 1995 until her retirement in 2000. She specialized in the consumer and industrial products sectors and the Asian market. Ms. Harrington previously served in senior executive positions responsible for global business expansion and marketing for Pillsbury and Quaker Oats. She also served as a partner at A.T. Kearney and Vice President of the J. Walter Thompson Company. She began her career at Proctor & Gamble. Ms. Harrington has 20 years of experience working in the Asian market and is an advisor to the government of the People’s Republic of China on modernizing several major industries, foreign investment and joint ventures.

Bruce F. Johnson, 62	2006	Mr. Johnson has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1998 and has been a member of our exchange for more than 30 years. He has been an independent trader since 2002. Mr. Johnson previously served as President, Director and part owner of Packers Trading Company, a former futures commission merchant and former clearing firm, from 1969 through December 2003.

Patrick B. Lynch, 39	2006	Mr. Lynch has served as Treasurer of CME Holdings’ and CME’s boards since April 2002 and as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000. He has been a member of our exchange and an independent trader for more than 10 years.

Name and Age	Term Expires	Background
Leo Melamed, 72	2006	Mr. Melamed has served as an elected director, Chairman Emeritus and Senior Policy Advisor of CME Holdings’ and CME’s boards since April 2002. Mr. Melamed previously served as a non-voting director and Senior Policy Advisor of CME Holdings’ board since its formation on August 2, 2001 and as Chairman Emeritus, Senior Policy Advisor and a non-voting director of CME. Mr. Melamed previously served as an elected and appointed board member of CME for 26 years. He served as Chairman of CME from 1969 until 1972 and founding Chairman of the International Monetary Market from 1972 until its merger with our exchange in 1976. Upon completion of the merger, Mr. Melamed became the first Chairman of the combined institution. Mr. Melamed served as Special Counsel to CME’s board from 1977 until 1991 and Chairman of our exchange’s Executive Committee from 1985 until 1991. He has been a member of our exchange for more than 45 years. From 1993 to 2001, he served as Chairman and Chief Executive Officer of Sakura Dellsher, Inc., a former clearing firm of our exchange, and he currently serves as Chairman and Chief Executive Officer of Melamed & Associates, a global consulting group. He is also a member of the Commodity Futures Trading Commission’s Global Markets Advisory Committee.

Alex J. Pollock, 62	2006	Mr. Pollock has served as a director of CME Holdings and CME since April 2004. Mr. Pollock has served as Resident Fellow of the American Enterprise Institute in Washington, D.C. since July 2004, and previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Chicago from 1991 through June 2004. Mr. Pollock pioneered the Mortgage Partnership Finance program, which mortgage lenders can use as an alternative to selling their fixed rate home loans to the secondary market. He was previously President and CEO of Community Federal Savings. Mr. Pollock serves as a director of Allied Capital Corporation

Myron S. Scholes, 63	2006	Mr. Scholes has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000. He is Chairman of Oak Hill Platinum Partners and Managing Partner of Oak Hill Capital Management. Mr. Scholes is the Frank E. Buck Professor of Finance, Emeritus, at Stanford University’s Graduate School of Business and a 1997 Nobel Laureate in Economics. He was formerly a limited partner and principal of Long Term Capital Management from 1993 until 1998. Mr. Scholes is also a director of Dimensional Fund Advisors Mutual Funds, the American Century Mutual Funds and Intelligent Markets.

Howard J. Siegel, 48	2006	Mr. Siegel has served as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 2000 and has been a member of our exchange for more than 25 years. Mr. Siegel has been an independent trader since 1977.

William R. Shepard, 58	2006	Mr. Shepard has served as Second Vice Chairman of CME Holdings’ and CME’s boards since April 2002 and as a director of CME Holdings’ board since its formation on August 2, 2001 and of CME’s board since 1997 and has been a member of our exchange for more than 30 years. Mr. Shepard is founder and President of Shepard International, Inc., a futures commission merchant.

MEETINGS OF OUR BOARD AND BOARD COMMITTEES

Our Board held 15 meetings during 2004. The Board of Directors has ten Board committees: Audit, Board Steering, Compensation, Electronic Transition, Executive, Governance, Market Regulation Oversight, Marketing and Public Relations Advisory, Nominating and Strategic Implementation. In addition to meetings of the full Board, directors also attended meetings of Board committees on which they serve. Each incumbent director attended at least 75% of the Board meetings and meetings of the Board committees of which he or she was a member during the 2004 fiscal year. Set forth below is a brief summary of each Board committee, its members and the number of meetings it held during 2004.

Name of Committee and Members		Committee Functions	Number of Meetings During 2004

Audit
Dennis H. Chookaszian, Chairman Patrick B. Lynch William P. Miller II	John F. Sandner Terry L. Savage	• Appoints our independent registered public accounting firm.	16
		• Reviews the quarterly and annual financial statements and audit results and reports, including management comments and recommendations.
		• Reviews the results and scope of audits and other services provided by our independent registered public accounting firm.
		• Reviews accounting and internal control procedures and policies.
		• Reviews risk exposure of actual or threatened litigation.
		• Reviews significant accounting policies, estimates, audit adjustments and other matters as required.
		• Reviews the audit efforts of our independent registered public accounting firm and internal audit department.
		• Reviews and approves any audit and non-audit services to be provided by our independent registered public accounting firm in accordance with our Audit and Non-Audit Services Policy.
		• Reviews complaints regarding accounting, internal controls or auditing matters.

Audit Committee Financial Experts

The Board has determined that Messrs. Chookaszian and Miller qualify as “audit committee financial experts” in accordance with the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and are “independent” in accordance with the requirements of the SEC and the NYSE. The Board’s conclusion that Mr. Chookaszian has each of the attributes of an audit committee financial expert is based on Mr. Chookaszian’s service as Chief Financial Officer of CNA, through his supervision of the Chief Financial Officer when he was Chief Executive Officer of CNA, and through his service as a public accountant. The Board’s conclusion that Mr. Miller has each of the attributes of an audit committee financial expert is primarily based upon Mr. Miller’s extensive background and experience in preparing and analyzing financial statements. Mr. Miller has been responsible for preparing and modeling financial statements in accordance with generally accepted accounting principles, which required him to develop and assess financial estimates, accruals and reserves. Mr. Miller was also responsible for the establishment, staffing and management of the internal audit function at Commonfund Group. Mr. Miller served on the audit committee of the New York Futures Exchange, a division of the NYSE, for approximately six years and has been a member of our Audit Committee since April 2003.

Name of Committee and Members		Committee Functions	Number of Meetings During 2004

Board Steering
Leo Melamed, Chairman William R. Shepard, Vice Chairman Craig S. Donohue Terrence A. Duffy Martin J. Gepsman	Patrick B. Lynch James E. Oliff John F. Sandner Howard J. Siegel	• Reviews management recommendations regarding strategic, business, legislative and regulatory policy determinations. • Reviews goals and priorities for the Chief Executive Officer and our President and Chief Operating Officer.	40

Compensation
Daniel R. Glickman, Chairman Martin J. Gepsman Elizabeth Harrington	Alex J. Pollock William R. Shepard	• Reviews and approves the compensation for the Chief Executive Officer and the President and Chief Operating Officer. • Recommends compensation for officers, determines employee compensation policy, oversees the design and administration of our incentive compensation and employee benefit plans and monitors performance against previously established objectives.	9

		• Recommends compensation arrangements for members, officers and advisors of the Board.

Electronic Transition
James E. Oliff, Chairman William R. Shepard, Vice Chairman Bruce F. Johnson Patrick B. Lynch	William G. Salatich, Jr. Howard J. Siegel David J. Wescott	• Oversees CME’s policies and programs to assist members in the transition to electronic trading.	3

Executive
Terrence A. Duffy, Chairman Craig S. Donohue Martin J. Gepsman Daniel R. Glickman Gary M. Katler	Patrick B. Lynch Leo Melamed James E. Oliff John F. Sandner William R. Shepard	• Exercises the authority of the Board when the Board is not in session, except in cases where action of the entire Board is required by our charter, bylaws or applicable law.	10

Name of Committee and Members		Committee Functions	Number of Meetings During 2004

Governance
Daniel R. Glickman, Chairman Dennis H. Chookaszian	John F. Sandner Myron S. Scholes	• Develops and recommends to the Board corporate governance principles. • Oversees policies, practices and procedures in the area of corporate governance.	6

Market Regulation Oversight
William P. Miller II, Chairman Alex J. Pollock	Terry L. Savage Myron S. Scholes	• Provides independent oversight of the policies and programs of our Market Regulation Department to ensure effective administration of the exchange’s self-regulatory responsibilities.	4

Marketing and Public Relations Advisory

William G. Salatich, Jr., Chairman Craig S. Donohue Elizabeth Harrington	Gary M. Katler John F. Sandner Terry L. Savage	• Reviews and provides advice regarding marketing, branding, advertising and corporate communications policies and programs.	7

Nominating
William R. Shepard, Chairman Dennis H. Chookaszian	Martin J. Gepsman Alex J. Pollock	• Reviews qualifications of potential candidates for Equity Director. • Recommends to the Board the Equity Director nominees for election by the shareholders or appointment by the Board, as the case may be.	3

Strategic Implementation
James E. Oliff, Chairman Craig S. Donohue Terrence A. Duffy	Leo Melamed John F. Sandner William R. Shepard	• Reviews the implementation and execution of projects, initiatives, programs and plans approved by the Board or the Board Steering Committee.	—

CORPORATE GOVERNANCE

We have a long-standing commitment to good corporate governance practices. These practices provide an important framework within which the Board and management can pursue the strategic objectives of the Company and ensure its long-term vitality for the benefit of our shareholders. During the past year, the Board has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002, new SEC rules and regulations, the listing standards of the NYSE and other best practices. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance materials, including our Corporate Governance Principles, Director Independence and Conflict of Interest Policy, Board of Directors Code of Ethics, Independence Standards, Employee Code of Conduct and the charters for all our Board committees, may be found on our Web site www.cme.com in the “Investor Relations—Corporate Governance Overview” section. Copies of these materials are also available to shareholders upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606. Information made available on our Web site does not constitute a part of this document.

Director Independence

The experience and diversity of our directors has been, and continues to be, critical to our success. Our Corporate Governance Principles require that the Board be comprised of at least a majority of independent directors. For a director to be considered independent under the listing standards of the NYSE, the Board must affirmatively determine that a director has no direct or indirect material relationship with the Company. The Board has adopted categorical independence standards, which are attached to this proxy statement as Appendix A, to assist the Board in making its determinations regarding independence. These standards conform to and exceed the independence criteria specified by the NYSE. They specify the criteria by which the independence of our directors will be determined, including relationships and transactions between each director, any member of his or her immediate family, his or her affiliates, charitable organizations with which he or she is affiliated, and us. Our categorical independence standards provide that a director who acts as a floor broker, floor trader, employee or officer of a futures commission merchant, CME clearing member firm or other similarly situated person that intermediates transactions in or otherwise uses CME products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of our other independence standards.

The Board believes that all of its non-executive directors act independently of, and effectively monitor and oversee the actions of, management. In January 2005, pursuant to the NYSE listing standards, the Board of Directors undertook a review of relationships between our current directors, the Class B nominees that are not currently members of the Board, their immediate family members and the Company. The purpose of this review was to determine whether any of our directors or nominees should not be classified as “independent” pursuant to the NYSE independence standards. The Board has determined that, except as described below, each of its directors and director nominees is “independent” as defined by the NYSE and our categorical independence standards. Mr. Donohue, our Chief Executive Officer, was not classified as “independent” due to his employment with the Company. The Board also determined that Messrs. Duffy and Melamed should not be classified as “independent” under the NYSE standards due to their contractual relationships with the Company as described below. In order to ensure the continued service of our Chairman, the Compensation Committee recommended and the Board approved a retention payment to Mr. Duffy in an amount equal to his annual stipend. The amount shall become payable if at the end of his current term as Chairman in April 2006 or thereafter, Mr. Duffy is not nominated for reelection to the Board and/or is not reelected to the position of Chairman by the members of the Board notwithstanding Mr. Duffy’s ability and willingness to continue his service. In addition, to secure the services of Mr. Melamed following his retirement from the Board, the Company entered into a consulting agreement with Mr. Melamed to become effective upon his retirement. These contractual relationships with Messrs. Duffy and Melamed are described in more detail in the following section entitled “Directors’ Compensation and Benefits.” Mr. Katler is the Vice President of one of our clearing firms which made payments to the Company in excess of the NYSE payment limitation and, therefore, the Board determined that he should not be classified as “independent” under the NYSE standards.

Executive Sessions

Our Corporate Governance Principles require the Board to meet in executive session without management or any employee director present at least once every quarter. The Chairman of the Board presides over these sessions.

Annual Assessment of Board and Committee Performance

As provided in our Corporate Governance Principles, the Board annually reviews its own performance, structure and processes in order to assess how effectively it is functioning. The assessment is implemented and administered by the Governance Committee through an annual Board self-evaluation survey. In addition, the Audit, Compensation, Governance and Market Regulation Oversight Committees each conduct an annual self-assessment.

Information Regarding Our Process for Identifying Equity Director Nominees

Our Board seeks directors from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. In selecting candidates, the Board endeavors to find individuals of high integrity who have a solid record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of our shareholders. Candidates are selected for their ability to exercise good judgment and to provide practical insights and diverse perspectives. The Nominating Committee, comprised entirely of directors who are “independent” under NYSE listing standards, reviews the qualifications and backgrounds of potential directors and recommends to the Board the slate of Equity Director nominees to be nominated for election at the Annual Meeting of Shareholders. In evaluating potential director nominees, the Nominating Committee will take into consideration, among other factors, whether the nominee:

•	has the highest professional and personal ethics and values;

•	is “independent” of management under our Independence Standards;

•	has the relevant expertise and experience required to offer advice and guidance to our Chief Executive Officer;

•	meets the industry diversity of interest composition requirements set forth in our bylaws;

•	has the ability to make independent analytical inquiries;

•	has sufficient time to carry out his or her duties and responsibilities;

•	is committed to enhancing shareholder value;

•	would be considered an “audit committee financial expert” or “financially literate,” as such terms are defined in applicable rules, regulations and listing standards; and

•	has an understanding of our business, products, market dynamics and customer base.

The Nominating Committee solicits candidates from its current directors and, if deemed appropriate, retains, for a fee, recruiting professionals to identify and evaluate candidates. The Nominating Committee also considers Equity Director nominees recommended by shareholders if the recommendations are submitted in writing, accompanied by a description of the proposed nominee’s qualifications and other relevant biographical information and evidence of consent of the proposed nominee to serve as a director if elected. Recommendations should be addressed to the Nominating Committee, in care of Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606. In considering a shareholder recommendation, the Nominating Committee may seek input from an independent advisor, legal counsel and/or other directors, as appropriate, and will reach a conclusion using its standard criteria. A copy of our Nominating Committee’s charter is available on our Web site.

Contacting the Board of Directors

If you would like to contact the Company’s Board of Directors, including a committee of the Board or the independent directors as a group, you may send an e-mail to directors@cme.com. You may also communicate with the members of the Board by mail addressed to an individual member of the Board, the full Board, a particular committee or the independent directors as a group in care of the Office of the Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

All communications received will be compiled by the Office of the Secretary and submitted to the Governance Committee on a quarterly basis or more frequently as appropriate. Emails received via directors@cme.com are screened for junk commercial email and general solicitations. If a communication does not involve an ordinary business matter as described below and if a particular director is named, the communication will be forwarded to that director.

In order to expedite a response to ordinary business matters, the Governance Committee has authorized management to receive, research and respond, if appropriate, on behalf of the Company’s directors, including a particular director or its non-executive directors, to any communication regarding a product of the exchange or transactions by a clearing firm or a member of the exchange (an “ordinary business matter”). Any director may review any such communication or response thereto.

Reporting Concerns to the Audit Committee

We also maintain a toll-free telephone number (877-338-4545) for receiving complaints regarding accounting, internal control over financial reporting or auditing matters. Concerns relating to our accounting, internal control over financial reporting or auditing matters will be referred to the Chairman of the Audit Committee and will be handled in accordance with the procedures adopted by the Audit Committee.

Attendance at Annual Meetings

We strongly encourage, but do not require, our directors to attend the Annual Meeting. Last year, 17 of our 20 current directors attended the Annual Meeting of Shareholders.

DIRECTORS’ COMPENSATION AND BENEFITS

Our directors play a critical role in guiding our strategic direction and overseeing management. Recent developments in corporate governance and financial reporting have resulted in an increased demand for such highly qualified directors. The many responsibilities and risks and the substantial time commitment of being a director require that we provide adequate incentives for our directors’ continued performance by paying compensation commensurate with our directors’ workload and opportunity costs. In addition, to satisfy our responsibilities as a self-regulatory organization, we have established a number of functional committees of which certain of our directors are members. Our compensation program for our non-executive directors is designed to compensate our directors based on their respective levels of Board participation and responsibilities, including service on Board and functional committees.

Fees and Benefit Plans for Non-Executive Directors

Annual Stipends. Each non-executive director, other than Messrs. Duffy, Melamed and Sandner, receives an annual stipend of $35,000. In addition, the Chairs of the Audit, Compensation, Governance and Market Regulation Oversight Committees are eligible to receive an additional annual stipend of $20,000. Mr. Glickman who Chairs both the Compensation and Governance Committees elected to receive only one additional stipend of $20,000 for his services as Committee Chairman.

Chairman, Chairman Emeritus and Senior Policy Advisor and Special Policy Advisor Annual Stipends. Effective as of January 31, 2005, the annual stipend of our Chairman, Mr. Duffy, increased from $750,000 to $950,000. Mr. Duffy does not receive any additional compensation for attending Board or committee meetings. Our Chairman Emeritus and Senior Policy Advisor, Mr. Melamed, and our Special Policy Advisor, Mr. Sandner, each receive an annual stipend of $200,000. The stipends paid to our Chairman, Chairman Emeritus and Senior Policy Advisor and Special Policy Advisor are paid in respect of the significant time and effort our Chairman and these advisors devote to their work as directors above that demanded of other directors who do not serve in a similar role. The stipends of our Chairman, Chairman Emeritus and Senior Policy Advisor and Special Policy Advisor are subject to the review and approval of the Compensation Committee and the entire Board.

Board Meeting Fees. Non-executive directors, other than Mr. Duffy, receive a meeting attendance fee of $1,500 for each regular and special meeting of the Board that he or she attends. In 2004, aggregate fees paid to our directors for attending Board meetings were $375,000.

Committee Meeting Fees. Each non-executive director, other than Mr. Duffy, receives additional fees for attending Board committee meetings and functional committee meetings. The Board committees consist of the following ten committees: Audit; Board Steering; Compensation; Electronic Transition; Executive; Governance; Marketing Regulation Oversight; Marketing and Public Relations Advisory; Nominating and Strategic Implementation. As an exchange, our Board of Directors has also established a number of functional committees, including arbitration, business conduct, market regulation advisory group, membership, probable cause, pit supervision and trading floor operations, which are essential to our effective functioning as a self-regulatory organization. The duties of these functional committees are to conduct investigations and hearings and advise and assist the Board with respect to matters related to CME’s self-regulatory responsibilities. Certain members of our Board devote a substantial amount of time to the activities of the functional committees.

For each Board and functional committee meeting, non-executive directors are paid $1,000 per meeting. The Chairman of each of the Audit, Compensation, Governance and Market Regulation Oversight Committees also receives an additional $1,000 per meeting for serving as Chair. In the event a special Board committee is established, non-executive directors will also receive a fee of $1,000 for their attendance at any special Board committee meeting of which they are a member. Fees received by each director for attendance at Board and functional committee meetings are subject to an overall cap of $100,000 per year. This fee cap was approved by the Compensation Committee and the Board in July 2004 and, therefore, was applied on a pro rata basis in 2004 with a $50,000 limit on fees paid during the second half of 2004. In 2004, we paid an aggregate of $587,000 and $417,000 to our directors for attendance at Board and functional committee meetings, respectively.

Proposed 2005 Stipend. If the proposed 2005 Director Stock Plan is approved by our shareholders at the Annual Meeting, we plan to compensate our non-executive directors with an annual stipend consisting of cash and stock. Consequently, the cash portion of our non-executive directors’ annual stipend will be reduced to $17,500. Additionally, each non-executive director will receive an award of stock equal to the greater of (1) 100 shares or (2) a number of shares with a market value equal to $17,500. For example, assuming a share price of $200 per share on the date of grant, each of our non-executive directors would receive an award of 100 shares, with a total aggregate market value as of that date of $20,000. Messrs. Duffy, Melamed and Sandner will also participate in the 2005 Director Stock Plan on the same terms as all other non-executive directors. All additional amounts owed to such directors will be paid in cash.

Non-executive directors may also elect to receive some or all of the cash portion of their annual stipend in shares of stock (up to a maximum of $17,500). If a director who elected to receive stock in lieu of cash leaves the Board prior to the next Annual Meeting, such director will be responsible for repaying the Company for the amount of the unearned stipend that otherwise would have been paid in cash. Stipends for serving as Committee Chairman and fees for attendance at Board and committee meetings will continue to be paid in cash.

Deferred Compensation. Non-executive directors may defer all or a portion of their annual cash stipend and meeting fees under CME Holdings’ Directors’ Deferred Compensation Plan into one or more investments that the plan offers from time to time. The return on the investments selected by the directors is the only return they will receive on their deferred compensation.

We do not provide any pension, medical benefit or other benefit programs to our non-executive directors.

Expenses

Our directors are reimbursed for travel and entertainment expenses incurred in connection with the performance of their duties as members of our Board of Directors. Our policy is not to permit any personal use of Company chartered aircraft. We pay for parking and cellular phone service for certain of our directors. On occasion, the Chairman will request that a director’s spouse accompany him or her in connection with the director’s attendance at certain out of town industry conferences. Under such circumstances, we will reimburse the director for his or her spouse’s reasonable travel expenses. We also provide our Chairman with the use of an office at the Company, as well as secretarial support. Mr. Melamed, as our Chairman Emeritus and Senior Policy Advisor, is also entitled to reimbursement of up to $150,000 annually for non-travel expenses. These expenses relate to his duties as a director and advisor, such as office and secretarial expenses.

Contractual Relationships with our Chairman and our Chairman Emeritus and Senior Policy Advisor

Terrence A. Duffy. In recognition of the duties and responsibilities undertaken by our non-executive Chairman and the full time commitment to the Company required of the role at the expense of other professional opportunities, the Compensation Committee recommended and the Board approved a retention payment to the Chairman in an amount equal to his annual compensation. The amount shall become payable if at the end of his current term as Chairman in April 2006 or thereafter, Mr. Duffy is not nominated for reelection to the Board and/or is not reelected to the position of Chairman by the members of the Board notwithstanding Mr. Duffy’s ability and willingness to continue his service. Under such circumstances, Mr. Duffy is required to assist with the transition of responsibilities to the new Chairman. Mr. Duffy shall not be entitled to receive the retention payment if he is removed as Chairman or not reelected because of his breach of fiduciary duty to the shareholders or because of his willful failure to fulfill his duties and obligations as Chairman as determined by a majority of our independent, non-industry directors.

Leo Melamed. On January 31, 2005, in order to secure the continued service of Mr. Melamed, Chairman Emeritus and Senior Policy Advisor, and to secure the benefit of his unique knowledge of the financial services industry in the future, the Compensation Committee recommended and the Board approved a consulting agreement with Mr. Melamed. Under the terms of the consulting agreement, upon his retirement from the Board, Mr. Melamed will provide the Company with consulting services relating to the futures business and industry and related matters within Mr. Melamed’s areas of expertise. The agreement has an initial term of five years with automatic one year renewals unless and until terminated by either party upon no less than 90 days notice prior to the end of the current term. For his services, Mr. Melamed will receive during the term of the agreement $300,000 per annum plus reimbursement for all reasonable and necessary out-of-pocket travel and other expenses incurred as a result of the agreement. The Company will also provide office and secretarial support during the term of the agreement. In addition, without the prior written consent of the Company, Mr. Melamed may not render services to any competitor or otherwise compete with the Company during the term of the agreement and for one year thereafter. The Board believes that it is in the interests of the Company and its shareholders to continue its close association with Mr. Melamed if he chooses to retire from the Board, although he has no current intention to do so.

Employee Directors

Any director who is an employee of the Company receives no compensation for services as a director or for attendance at Board or committee meetings.

EXECUTIVE OFFICERS

The following table sets forth information with respect to our executive officers. Each of the executive officers holds the same position with respect to the operations of both CME and CME Holdings.

Name and Age	Position	Background
Craig S. Donohue, 43	Chief Executive Officer	Mr. Donohue has served as a director of CME Holdings’ and CME’s boards since January 2004. Mr. Donohue has served as Chief Executive Officer since January 2004. Mr. Donohue served as Executive Vice President and Chief Administrative Officer, Office of the CEO, from October 2002 to December 2003. Mr. Donohue has served as Managing Director and Chief Administrative Officer of CME Holdings from its formation on August 2, 2001 and of CME from April 2001, when his title was changed from Managing Director, Business Development and Corporate/Legal Affairs of CME, which he had held since March 2000. He also previously served as Senior Vice President and General Counsel of CME from October 1998 to March 2000. Prior to that, Mr. Donohue served as Vice President of the Division of Market Regulation from 1997 to 1998 and Vice President and Associate General Counsel from 1995 to 1997.

Phupinder S. Gill, 44	President and Chief Operating Officer	Mr. Gill has served as President and Chief Operating Officer since January 2004. Mr. Gill served as Managing Director and President of CME’s Clearing House Division and GFX from August 2001 to December 2003 and of CME from March 2000 to December 2003. Mr. Gill has served as President of CME’s Clearing House Division from July 1998 to March 2000, Senior Vice President of the Clearing House Division from May 1997 to July 1998 and Vice President from May 1994 to May 1997. Mr. Gill has held numerous other positions with us since 1988.

Mazen A. Chadid, 45	Managing Director, Operations	Mr. Chadid has served as Managing Director, Operations since May 2004. He previously served as Managing Director, Trading Operations from March 2000 to May 2004 and Senior Vice President of Trading Operations from May 1998 to March 2000 and Vice President of Trading Floor Operations from December 1995 to May 1998. Mr. Chadid, who joined us in 1985, is currently responsible for managing the CME Globex Control Center. He also oversees CME’s trading floor operations, facilities administration, security and telecommunications functions.

Kathleen M. Cronin, 41	Managing Director, General Counsel and Corporate Secretary	Ms. Cronin has served as Managing Director, General Counsel and Corporate Secretary since August 2003. She previously served as our Director, Corporate Secretary and Acting General Counsel from November 2002 to August 2003. Prior to joining us, Ms. Cronin was an attorney at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP from April 1997 to November 2002 and served as Chief Counsel, Corporate Finance, for Sara Lee Corporation from August 1995 to March 1997.

Name and Age	Position	Background
Eileen Beth Keeve, 51	Managing Director, Organizational Development	Ms. Keeve has served as Managing Director, Organizational Development since November 2002. She previously served as our Director, Human Resources from March 2000 to November 2002 and as our Vice President of Human Resources from July 1994 to March 2000. Ms. Keeve joined us after having served as the Director of Compensation and Benefits of Inland Steel Industries for seven years, as well as in leadership roles within Midas International and Continental Bank.

James R. Krause, 56	Managing Director and Chief Information Officer	Mr. Krause has served as Managing Director and Chief Information Officer since May 2004. Previously, Mr. Krause served as Managing Director, Operations and Enterprise Computing of CME Holdings since its formation on August 2, 2001 and of CME since April 2001 and as Managing Director, Enterprise Computing from March 2000 to April 2001. Prior to that, he served as Senior Vice President, Enterprise Computing from January 1999 to March 2000, Senior Vice President, Systems Development from May 1998 to January 1999 and Vice President, Systems Development from August 1990 to May 1998.

James E. Parisi, 40	Managing Director and Chief Financial Officer	Mr. Parisi has served as Managing Director and Chief Financial Officer since November 2004. He previously served as Managing Director and Treasurer from February 2004 to November 2004, as Director and Treasurer from June 2000 to February 2004, as Director, Planning and Finance from March 2000 to June 2000, and as Vice President, Planning & Finance from November 1998 to March 2000. He joined us in 1988.

Richard H. Redding, 43	Managing Director, Products & Services	Mr. Redding has served as Managing Director, Products & Services since March 2004. He held this position on an interim basis since January 2004 and, prior to that appointment, served as head of our equity product line for 10 years. Mr. Redding joined us in 1988 and, since that time, has held positions of increasing responsibility in our market surveillance and product research and marketing functions. Before joining us, he held financial analyst positions at U.S. Medical Equipment from 1983 to 1985 and First Republic Bank from 1986 to 1988, both in Houston, Texas.

John Roberts, 53	Managing Director and Chief Marketing Officer	Mr. Roberts has served as Managing Director and Chief Marketing Officer since March 2004. Prior to joining us, Mr. Roberts served as Managing Director and Head of Marketing and Communications for Barclays Global Investors in San Francisco from December 1999 to February 2004. Mr. Roberts also spent 11 years at the Chicago Board Options Exchange as Senior Vice President, Marketing. He also held marketing positions of increasing responsibility for Citicorp from 1982 to 1988, Campbell Soup Company from 1981 to 1982 and General Mills, Inc. from 1974 to 1981.

Name and Age	Position	Background
Scott R. Robinson, 44	Managing Director, Corporate Development	Mr. Robinson has served as Managing Director, Corporate Development since March 2004. Prior to joining us, Mr. Robinson served as a Partner for McKinsey & Company from 1997 to 2003. Mr. Robinson also worked from 1996 to 1997 in the capital markets and energy practices of Ernst & Young Management Consulting. He was also a co-founder and partner with Cascade Consulting from 1993 to 1996 and held senior sales positions with NeXT Computer from 1992 to 1993, Dow Jones/Telerate from 1990 to 1992 and Reuters from 1988 to 1990. He began his career as an independent foreign currency futures trader.

Kimberly S. Taylor, 43	Managing Director and President, CME Clearing House Division	Ms. Taylor has served as Managing Director and President, CME Clearing House Division since January 2004. Before that, Ms. Taylor was Managing Director, Risk Management in the Clearing House Division, from October 1998 to December 2003. Ms. Taylor has held a variety of positions in the Clearing House, including Vice President from January 1996 to January 1998 and Senior Director from July 1994 to December 1996. Ms. Taylor joined us in 1989.

Nancy W. Goble, 51	Managing Director and Chief Accounting Officer	Ms. Goble has served as Managing Director and Chief Accounting Officer since February 2002. She previously served as Director and Controller of CME Holdings from its formation on August 2, 2001 to February 2002, Director and Controller of CME from July 2000 to February 2002 and as Associate Director and Assistant Controller of CME from October 1997 to July 2000. Prior to that, she served as Senior Vice President and Chief Financial Officer with Richard Ellis Inc., a commercial real estate firm, from 1993 until 1997. Ms. Goble is a certified public accountant.

SECURITY OWNERSHIP OF DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

The following table shows, as of February 18, 2005, the amount of common stock beneficially owned by each of our directors and director nominees and by each executive officer named in the Summary Compensation Table on page 39 of this proxy statement, and by all directors and executive officers as a group. In general, “beneficial ownership” includes those shares over which a person has the power to vote, or the power to transfer, and stock options that are currently exercisable or will become exercisable within 60 days of February 18, 2005. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Beneficial Ownership Table

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
Terrence A. Duffy(3)	19,288	*	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
Craig S. Donohue(4)	89,780	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Dennis H. Chookaszian	—	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Martin J. Gepsman(5)	7,288	*	— — 1 1	B-1 B-2 B-3 B-4	* * * *	*
Daniel R. Glickman(6)	420	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Bruce L. Goldman	—	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Elizabeth Harrington	—	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Bruce F. Johnson	19,288	*	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
Gary M. Katler(7)	5,999	*	— — 1 —	B-1 B-2 B-3 B-4	* * * *	*

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
Patrick B. Lynch	7,000	*	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*
Leo Melamed	9,289	*	— 1 — —	B-1 B-2 B-3 B-4	* * * *	*
William P. Miller II	100	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Don H. Nadick	16,100	*	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
James E. Oliff(8)	11,108	*	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*
Alex J. Pollock	250	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Robert J. Prosi	1,000	*	— — 1 —	B-1 B-2 B-3 B-4	* * * *	*
Howard J. Reinglass	4,000	*	— — 1 —	B-1 B-2 B-3 B-4	* * * *	*
William G. Salatich, Jr.(9)	19,288	*	1 — — 1	B-1 B-2 B-3 B-4	* * * *	*
John F. Sandner	83,380	*	3 2 4 1	B-1 B-2 B-3 B-4	* * * *	*
Terry L. Savage(10)	500	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Myron S. Scholes	—	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*

Name(1)	Number of Shares of Class A	Percent of Class A	Number of Shares of Class B	Class B	Percent of Class B	Percent of Vote as a Single Class(2)
William R. Shepard(11)	37,286	*	1 1 1 1	B-1 B-2 B-3 B-4	* * * *	*
Howard J. Siegel	31,997	*	2 — 1 —	B-1 B-2 B-3 B-4	* * * *	*
David J. Wescott(12)	12,098	*	— 1 — 1	B-1 B-2 B-3 B-4	* * * *	*
Mazen A. Chadid(4)	40,690	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Phupinder S. Gill(4)	76,810	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
James R. Krause(4)	63,880	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Kimberly S. Taylor(4)	34,300	*	— — — —	B-1 B-2 B-3 B-4	* * * *	*
Directors and executive officers as a group (31 persons)(13)	606,854	1.76%	9 7 8 8	B-1 B-2 B-3 B-4	1.44 * * 1.94%	1.76%

*	Less than 1%.
(1)	The address for all persons listed in the table is Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.
(2)	Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(3)	Includes 99 Class A shares and one Class B-4 share to which Mr. Duffy shares joint ownership and has voting power.
(4)	Mr. Donohue’s, Mr. Chadid’s, Mr. Gill’s, Mr. Krause’s and Ms. Taylor’s Class A shares include an aggregate of 81,990, 29,420, 70,940, 61,780 and 22,620 stock options that are currently exercisable, respectively.
(5)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Gepsman shares joint ownership and has voting power.
(6)	Represents 420 Class A shares held in an irrevocable trust over which Mr. Glickman exercises voting and investment power.

(7)	Represents 5,999 Class A shares and one Class B-3 share that are held in the name of Mary J. O’Connor but over which Mr. Katler has been granted voting power at this year’s Annual Meeting. Mr. Katler disclaims beneficial ownership of these shares.
(8)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Oliff shares joint ownership, but over which he does not have voting power. Excludes 2,990 Class A shares and one Class B-1 share and 5,990 Class A shares and one Class B-2 share held through two trusts in the names of each of his parents. Mr. Oliff has no voting or ownership power over these trusts, and he disclaims beneficial ownership for the shares held in trust.
(9)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Salatich shares joint ownership, but over which he does not have voting power.
(10)	Represents 500 shares held in the Terry Savage Productions, Ltd. Retirement Plan and Trust.
(11)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Shepard shares joint ownership and has voting power.
(12)	Includes 99 Class A shares and one Class B-4 share as to which Mr. Wescott shares joint ownership.
(13)	Includes an aggregate of 253,685 Class A stock options that are currently exercisable or will become exercisable within 60 days.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

The following table sets forth information regarding each person who, we believe, beneficially owns more than 5% of our outstanding common stock as of February 18, 2005.

Name	Number of Shares		Class	Percent of Vote as a Single Class(1)
Marsico Capital Management, LLC (2) 1200 17th Street, Suite 1600 Denver, Colorado 80202	2,806,990	(2)	A	8.20%

Waddell & Reed Financial, Inc. (3) 6300 Lamar Avenue Overland Park, Kansas 66202	2,023,939	(3)	A	5.92%

(1)	Percentage is based on all shares outstanding in each class of Class A and Class B common stock. Other than with respect to the election of Class B directors and some matters relating to trading rights associated with Class B shares, holders of both classes of common stock will vote together as a single class on all matters to be presented for a vote of shareholders, unless otherwise required by law.
(2)	Information as to Marsico Capital Management, LLC is based on its Schedule 13G filed with the SEC on February 11, 2005. Such report indicates that Marsico Capital Management, LLC has sole voting power of 2,258,015 shares and sole dispositive power of 2,806,990 shares.
(3)	Information as to Waddell & Reed Financial, Inc. is based upon its Amendment No. 1 to Schedule 13G filed with the SEC on February 8, 2005. The report indicates that: Waddell & Reed Ivy Investment Company directly has sole voting and dispositive power of 76,630 shares; Waddell & Reed Investment Management Company directly has sole voting and dispositive power of 1,947,309 shares; Waddell & Reed, Inc. indirectly has sole voting and dispositive power of 1,947,309 shares; Waddell & Reed Financial Services, Inc. indirectly has sole voting and dispositive power of 1,947,309 and Waddell & Reed Financial, Inc. indirectly has sole voting and dispositive power of 2,023,939 shares.

PROPOSAL 3

Election of Class B Nominating Committees

Our bylaws provide that holders of our Class B-1, B-2 and B-3 shares have the right to elect the members of their respective Class B Nominating Committees. The Class B Nominating Committees are not committees of our Board of Directors and serve only to nominate the slate of directors for their respective classes. Each Class B Nominating Committee is composed of five members who serve for a term of one year. The existing Committee members are responsible for selecting 10 candidates to stand for election as members of a particular Class B Nominating Committee. At the Annual Meeting, holders of Class B-1 shares and holders of Class B-2 shares will be asked to vote on the election of five members to their respective Class B Nominating Committees. Since there will not be any director elected by the holders of the Class B-3 shares at the 2006 Annual Meeting of Shareholders, the Nominating Committee for the Class B-3 shares will not be selected until the 2006 Annual Meeting.

Nominees for Class B-1 Nominating Committee

(Class B-1 Shares Only)

May Vote “For” up to Five of 10 Candidates

Name and Age	Member Since	Background
Thomas A. Bentley, 49	1982	Independent floor trader and holder of a Class B-1 share.
Michael J. Downs, 48	1981	Independent floor broker and trader and holder of a Class B-1 share through a family transfer.
Larry S. Fields, 54	1979	Independent floor trader and holder of a Class B-1 share.
John C. Garrity, 59	1974	Independent floor broker and trader and holder of Class B-1, B-3 and B-4 shares.
Donald A. Huizinga, 49	1977	Independent floor trader and holder of a Class B-1 share.
Lonnie Klein, 60	1972	Independent floor trader and holder of Class B-1, B-2, B-3 and B-4 shares.
William F. Kulp, 63	1978	Independent floor trader and holder of Class B-1, B-3 and B-4 shares.
Brian J. Muno, 44	1984	Independent floor trader and holder of a Class B-1 share through a family transfer.
David T. Spiwak, 34	1992	Independent floor broker and trader and holder of a Class B-1 share.
Robert D. Wharton, 42	1988	Independent floor broker and trader and holder of a Class B-1 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-1 NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

Nominees for Class B-2 Nominating Committee

(Class B-2 Shares Only)

May Vote “For” up to Five of 10 Candidates

Name and Age	Member Since	Background
Richard J. Appel, 64	1979	Independent floor trader and holder of a Class B-2 share.
Samuel T. Bailey, 37	1993	Independent floor broker and holder of a Class B-2 share.
Richard J. Duran, 56	1979	Independent trader and holder of a Class B-2 share.
Denis P. Duffey, 68	1975	Independent floor trader and holder of Class B-2 and B-3 shares.
Scott G. Federighi, 40	1994	Independent floor broker and holder of a Class B-2 share.
William J. Higgins, 47	1985	Independent floor broker and holder of a Class B-2 share and a joint owner of a Class B-4 share.
Donald J. Lanphere Jr., 47	1984	Independent floor trader and holder of a Class B-1 share and a Class B-2 share through a family transfer and a joint owner of a Class B-4 share.
Ronald A. Pankau, 48	1981	Independent floor trader and holder of a Class B-2 share.
Stuart A. Unger, 57	1975	Independent floor broker and holder of a Class B-2 share.
Barry D. Ward, 41	1990	Independent floor trader and holder of a Class B-2 share.

OUR BOARD OF DIRECTORS IS NOT PROVIDING ANY RECOMMENDATION AS TO HOW YOU SHOULD VOTE WITH RESPECT TO THE CLASS B-2 NOMINATING COMMITTEE NOMINEES DESCRIBED ABOVE.

PROPOSAL 4

Approval of the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan

On January 31, 2005, the Compensation Committee recommended and the Board of Directors approved the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan (the “Director Stock Plan”), subject to shareholder approval at the Annual Meeting. The purpose of the Director Stock Plan is to provide the Company with an effective means of attracting, retaining, and motivating non-executive directors of the Company and to further align their interests with those of the Company’s shareholders by providing for or increasing their stock ownership interests in the Company.

Proposed Awards under the Plan

If the Plan is approved, beginning in May 2005, our non-executive directors will be compensated with an annual stipend consisting of cash and stock. Consequently, the cash portion of the annual stipend of our non-executive directors will be reduced to $17,500. Additionally, each non-executive director will receive an award of stock equal to the greater of (1) 100 shares or (2) a number of shares with a market value equal to $17,500. For example, assuming a share price of $200 per share on the date of grant, each of our non-executive directors would receive an award of 100 shares, with a total aggregate market value of $20,000. Non-executive directors may also elect to receive some or all of the cash portion of their annual stipend in shares of stock (up to a maximum of $17,500). If a director who elected to receive stock in lieu of cash leaves the Board prior to the next Annual Meeting, such director will be responsible for repaying the Company for the amount of the unearned stipend that otherwise would have been paid in cash. Messrs. Duffy, Melamed and Sandner will participate in the Director Stock Plan on the same terms as all other non-executive directors. All additional amounts owed to such directors will be paid in cash.

Equity Dilution Relating to the Plan

As of December 31, 2004, our overhang (total equity awards outstanding as a percentage of common shares outstanding) was 6.97%. The issuance of the additional 25,000 shares requested under the Director Stock Plan, together with the issuance of the additional 40,000 shares requested in connection with the Employee Stock Purchase Plan, would result in overhang of 7.14%. For fiscal year 2004, our burn rate (total equity awards granted during fiscal year 2004 as a percentage of common shares outstanding) was 1.04%. Our average burn rate over the past three years was 0.87%.

Description of the Plan

The following summary of the Director Stock Plan is qualified in its entirety by reference to the complete text of the Director Stock Plan, a copy of which is attached to this proxy statement as Appendix B.

Key Provisions

•	Plan Term: 10 years

•	Eligible Participants: Non-executive directors; the Board currently consists of 19 non-executive directors and one executive director.

•	Shares Authorized: 25,000; such 25,000 represents less than 1% of the Class A common stock outstanding as of December 31, 2004. We believe this authorization will be sufficient to fund awards through 2010. As of February 28, 2005, the closing price of our Class A common stock was $206.62 per share.

•	Award Types:

•	Stock

•	Restricted Stock

•	Stock Options

•	Vesting: Determined by Compensation Committee.

•	Not Permitted: discount stock options; the Director Stock Plan also does not provide the Compensation Committee with the authority to reprice stock options.

Administration of the Plan

The Director Stock Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has, among other powers, the exclusive power to interpret and administer the Director Stock Plan and to grant awards under the Director Stock Plan. The Compensation Committee’s authority includes determining the types and terms of the awards to be granted and selecting award recipients from among persons eligible to participate in the Director Stock Plan.

Shares Reserved under the Plan

The number of shares of common stock that may be issued or awarded under the Director Stock Plan shall not exceed 25,000, subject to adjustment by the Compensation Committee. The shares issuable under the Director Stock Plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock, including shares purchased by us in the open market and held as treasury shares.

Adjustments

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination or other similar change in the corporate structure of the Company affecting its common stock, the Compensation Committee may, in its discretion, adjust the number and kind of shares available under the Director Stock Plan and the number and kind of shares subject to awards and the exercise price of outstanding options.

Awards under the Plan

Restricted Stock Awards. The Compensation Committee may award shares of our Class A common stock that are subject to certain restrictions. The Compensation Committee shall fix the restrictions on transfer and forfeiture conditions and the restriction period applicable to each restricted share award. The recipient of a restricted share award will be unable to dispose of the shares prior to the expiration of the restricted period. Unless otherwise provided by the Compensation Committee, the term of restriction for a restricted share award shall be one year. During the period of restriction, the recipient shall be entitled to vote the shares and receive any cash dividends and other distributions on such shares.

Stock Options. The Compensation Committee may grant rights to purchase a specified number of shares of Class A common stock at a specified exercise price and subject to the terms and conditions set forth in the option grant. At the time the option is granted, the Compensation Committee will determine the number of shares subject to the option, the exercise (or purchase) price per share, the period during which the option may be exercised and the restrictions and conditions on and to that exercise. However, the exercise price of each option will be at least equal to the market value of our common stock on the date of grant and no option may be exercised more than three years after termination of a director’s service on the Board. Payment of the exercise price of a stock option may be in cash, common stock owned by the participant, other consideration permitted by the Compensation Committee, withholding shares otherwise issuable with the consent of the Compensation Committee or by a combination of the foregoing.

Other Stock-Based Awards. Under the Director Stock Plan, the Compensation Committee has the right to grant other awards of common stock or awards otherwise based on common stock or in cash in its sole discretion.

Transferability

Except as otherwise authorized by the Compensation Committee, no awards and no shares of common stock that have not been issued or to which any applicable restriction has not lapsed may be sold, assigned, transferred, pledged or otherwise encumbered other than by will or the laws of descent and distribution.

Change of Control

Upon a change of control as defined in the Director Stock Plan, all awards outstanding under the Director Stock Plan will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted.

Termination of Service

Except as otherwise authorized by the Compensation Committee at the time of grant, if a director’s service ends for any reason other than death, permanent disability or expiration of service as a director, any unvested portion of an outstanding award will terminate and be forfeited to the Company without consideration. Upon a termination of service due to death, permanent disability or expiration of service as a director, all unvested awards granted under the Director Stock Plan will vest, become immediately exercisable or payable or have all restrictions lifted as may apply to the type of award granted.

Amendments and Termination

The Board of Directors may at any time terminate, amend or suspend the Director Stock Plan, as it deems advisable, subject to the requirements of applicable law and other regulatory requirements, including those imposed by the NYSE.

New Plan Benefits

The awards to be granted under the Director Stock Plan will be made at the discretion of the Compensation Committee. In addition, awards are dependent upon a number of factors, including the value of our common stock on future dates. As a result, the benefits that might be received by non-executive directors receiving awards under the Director Stock Plan are not determinable. The following table sets forth for illustrative purposes the benefits our non-executive directors as group would have received under the proposed Director Stock Plan had it been in place during the last fiscal year. Only non-executive directors are eligible for participation in the Director Stock Plan.

2005 Director Stock Plan
Name and Position	Dollar Value($)(1)(2)	Number of Shares(2)
Non-Executive Director Group (19 persons)	$331,793.20	2,831

(1)	The dollar value was calculated based on the closing price of our Class A common stock on April 22, 2004 (the first day following the election of our directors at the 2004 Annual Meeting of Shareholders) of $117.20.
(2)	Assumes that each non-executive director was entitled to receive an award of stock of 149 shares, which is approximately equal to the greater of (i) 100 shares or (ii) a number of shares with a market value equal to $17,500. Also assumes that no director elected to receive additional shares in lieu of his or her cash portion of the annual stipend.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on the award recipient and on CME Holdings of an award of stock, stock options or restricted stock and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the recipient of the award may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Shares of Common Stock. Generally, the grantee will recognize ordinary income upon the receipt of shares equal to the value of the stock on the date of grant. CME Holdings will be entitled to a corresponding deduction on its income tax return. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. The capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Options. Generally, no federal income tax is payable by a participant upon the grant of a non-qualified stock option with an exercise price at least equal to the market value of the underlying stock and no deduction is taken by CME Holdings at the grant date. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will be taxed as ordinary income on the difference between the market value of the shares received at the time of exercise and the option price. CME Holdings will be entitled to a corresponding deduction on its income tax return. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the stock was exercised. The capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, a grant of restricted shares will not result in income for the grantee or in a deduction for CME Holdings for federal tax purposes, assuming the shares transferred are subject to restrictions resulting in a “substantial risk of forfeiture.” If there are no such restrictions, the grantee will recognize ordinary income upon receipt of the shares. Dividends paid to the grantee while the stock remains subject to restriction will be treated as compensation for federal income tax purposes. At the time the restrictions lapse, the grantee will receive ordinary income, and CME Holdings will be entitled to a deduction measured by the market value of the shares at the time of lapse. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year from the vesting date and otherwise will be short-term.

Vote Required to Approve the Plan

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. 2005

DIRECTOR STOCK PLAN.

PROPOSAL 5

Approval of the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan

On January 31, 2005, the Compensation Committee recommended and the Board of Directors approved the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan (the “ESPP”), subject to shareholder approval at the Annual Meeting. The purpose of the ESPP is to provide employees of the Company and its subsidiaries added incentive to promote the best interests of CME Holdings by permitting eligible employees to purchase shares of our Class A common stock through payroll deductions. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended.

Equity Dilution Relating to the Plan

As of December 31, 2004, our overhang (total equity awards outstanding as a percentage of common shares outstanding) was 6.97%. The issuance of the additional 40,000 shares requested under the ESPP, together with the issuance of the additional 25,000 shares requested in connection with the Director Stock Plan, would result in overhang of 7.14%.

Description of ESPP

The following summary of the ESPP is qualified in its entirety by reference to the complete text of the ESPP, a copy of which is attached to this proxy statement as Appendix C.

Key Provisions

•	Plan Term: 10 years

•	Eligible Participants: All regular employees who customarily work more than five months in any calendar year and for more than 20 hours per week. Pursuant to discretion granted to the Compensation Committee under the ESPP, the Committee has elected to exclude members of our Management Team from participating in the ESPP.

•	Shares Authorized: 40,000; such 40,000 represents less than 1% of the common stock outstanding as of December 31, 2004. We believe that the authorization of 40,000 will allow us to operate the ESPP through 2009. As of February 28, 2005, the closing price of our common stock was $206.62 per share.

•	Purchase Price of Shares: 90% of closing price on the date of purchase.

•	Holding Period: Six months from date of purchase.

Administration of the Plan

The ESPP will be administered by the Compensation Committee of the Board of Directors. The Committee will have full power and authority to interpret and administer the ESPP, to establish rules and regulations relating to the ESPP and to make all other determinations it deems appropriate for the proper administration of the ESPP.

Shares Reserved under the Plan

The number of shares of common stock available for purchase under the ESPP shall not exceed 40,000, subject to adjustment by the Compensation Committee. The shares available for purchase under the ESPP may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock, including shares purchased by us in the open market and held as treasury shares.

Adjustments

In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination or other similar change in the corporate structure of the Company affecting its common stock, the Compensation Committee may, in its discretion, adjust the number and kind of shares available under the ESPP.

Eligible Participants

All employees who are regularly scheduled to work at least 20 hours per week and who customarily are employed for more than five months in a calendar year will be eligible to participate in the ESPP, except for certain limitations imposed by Section 423(b) of the Code. Under the Code, no employee is permitted to purchase any shares in the ESPP if such employee, immediately after such purchase, owns shares possessing 5% or more of the total combined voting power of all classes of stock of the Company. In addition, no employee may purchase any shares in the ESPP in excess of $25,000 (determined at the market value of the shares at the beginning of the offering period) in any one calendar year. Pursuant to authority granted to the Compensation Committee under the terms of the ESPP, the Committee has elected to exclude members of our Management Team from participating in the ESPP. As of December 31, 2004, approximately 1,300 employees would have been eligible to participate in the ESPP.

Participation in the ESPP

The ESPP will allow eligible employees to authorize payroll deductions of up to 10% of their base salary to be applied toward the purchase of shares of common stock at the end of the offering period. The ESPP will be implemented by consecutive offering periods of approximately six months’ duration. Shares will be purchased at the end of an offering period at a price of 90% of the market value of the common stock as reported on the NYSE.

Deduction Changes and Suspension

Except as otherwise provided by the Committee, a participant may increase or decrease his or her payroll deductions at any time. Participants may withdraw all, but not less than all, of their accumulated payroll contributions at any time prior to the next purchase date. A participant’s withdrawal from an offering period will not have any effect upon his or her ability to participate in the following offering period.

Transferability

A participant’s rights under the ESPP are not transferable by the participant except by will or the laws of descent and distribution.

Holding Period

A participant may not sell shares acquired in the ESPP until six months after the date of purchase.

Termination of Employment

When a participant terminates employment for any reason, including voluntary termination, retirement or death, the cash amounts credited to such participant’s account that have not been used to purchase shares will be returned to the participant or in the case of such participant’s death, to the person’s designated beneficiary.

Amendments and Termination

The Board of Directors may at any time terminate, amend or suspend the ESPP, as it deems advisable, subject to the requirements of applicable law and other regulatory requirements, including those imposed by the NYSE.

New Plan Benefits

The benefits that might be received by participating employees under the ESPP cannot be determined because the benefits depend upon the degree of participation by employees and the trading price of our common stock in future offering periods. Pursuant to authority granted to the Compensation Committee under the terms of the ESPP, the Committee has elected to exclude members of our Management Team from participating in the ESPP.

Federal Income Tax Consequences

The following is only a brief summary of the effect of U.S. federal income taxation on a participant in the ESPP and on CME Holdings and this summary does not discuss the income tax laws of any other jurisdiction (such as municipality or state) in which the participant may reside. This summary is based on the tax laws in effect on the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Generally, no tax consequences will arise at the time an employee purchases common stock under the ESPP. If an employee disposes of the common stock purchased under the ESPP less than one year after it was purchased and within two years of the beginning of the applicable offering period, the employee will be deemed to have received compensation taxable as ordinary income in an amount equal to the difference between the amount paid by the employee to purchase the common stock, and its market value as of the date of purchase. The amount of such ordinary income will be added to the employee’s cost basis for purposes of determining capital gain or loss upon the disposition of the common stock by the employee.

If an employee does not dispose of the common stock purchased under the ESPP until at least one year after it was purchased and at least two years after the beginning of the applicable offering period, the employee will be deemed to have received compensation taxable as ordinary income in an amount equal to the lesser of (a) the difference between the discounted purchase price of the common stock on the date of purchase and the market value of the common stock at the beginning of the offering period, and (b) the difference between the market value of the shares at the time of the sale and the discounted purchase price. The amount of such ordinary income will be added to the employee’s cost basis for purposes of determining capital gain or loss upon the disposition of the common stock by the employee. The Company generally will not be entitled to a deduction with respect to the common stock purchased by an employee, unless the employee disposes of the common stock less than one year after the common stock was purchased by the employee or less than two years after the beginning of the offering period.

Vote Required to Approve the Plan

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of the Company’s Class A and Class B common stock present or represented by proxy at the Annual Meeting voting together as a single class.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE CHICAGO MERCANTILE EXCHANGE HOLDINGS INC. EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 6

Ratification of the Appointment of Our Independent Registered Public Accounting Firm

for the 2005 Fiscal Year

As required by Section 301 of the Sarbanes-Oxley Act of 2002 and the listing standards of the NYSE, our Audit Committee is comprised solely of directors who are “independent” under the requirements of the SEC and the NYSE and is directly responsible for the appointment, compensation and oversight of our independent registered public accounting firm. The Audit Committee has appointed Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2005. Ernst & Young LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2004. Representatives of Ernst & Young LLP will be present at the Annual Meeting, will be available to respond to appropriate questions and may make a statement if they so desire. Although we are not required to seek shareholder approval of this appointment, we believe it to be sound corporate governance to do so. If the appointment of Ernst & Young LLP is not ratified by our shareholders, our Audit Committee will investigate the reasons for the shareholder rejection and will consider appointing a different independent registered public accounting firm.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2005 FISCAL YEAR.

Principal Accountant Fees and Services

Fees paid to Ernst & Young LLP for each of the last two fiscal years are listed in the following table.

Year Ended December 31,	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2004	$706,925	$217,750	$150,638	$0
2003	$458,625	$140,800	$128,600	$0

Audit fees include fees for professional services rendered for the audit of our annual financial statements, review of our financial statements included in our Quarterly Reports on Form 10-Q, in connection with Section 404 of Sarbanes-Oxley in 2004 and for other services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements, including services provided in connection with our secondary public offerings in 2003.

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements, other than those services described under “Audit Fees.” These fees were primarily for services in connection with a review of our technology, security and control environment in 2004, employee benefit plan audits and miscellaneous audit-related consultations.

Tax fees consist of services performed by our independent registered public accounting firm’s tax division, except those related to the audit, and include fees for tax compliance, tax planning and tax advice. In 2004, $82,438 of our tax fees were for tax compliance and preparation of tax returns.

There were no fees billed for other services rendered by our independent registered public accounting firm that would be included in “all other fees” for the years ended December 31, 2004 and 2003.

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the registered public accounting firm’s independence. All of the services described above were pre-approved by the Audit Committee in accordance with our Audit and Non-Audit Services Policy.

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for the appointment, retention, compensation and oversight of our independent registered public accounting firm. The Audit Committee has adopted policies and procedures for pre-approving all services (audit and non-audit) performed by our independent registered public accounting firm. In accordance with such policies and procedures, the Audit Committee is required to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in order to assure that the provision of such services is in accordance with the rules and regulations of the SEC and does not impair the registered public accounting firm’s independence. Under the policy, pre-approval is generally provided up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may pre-approve additional services on a case-by-case basis. For each additional proposed service, our independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval and our independent registered public accounting firm and our Chief Financial Officer must attest as to whether, in their view, the request or application is consistent with the SEC’s rules on independence. The Audit Committee has delegated specific pre-approval to the Chairperson of the Audit Committee provided the estimated fee of the proposed service does not exceed $100,000. The Chairperson must report any decisions to the Audit Committee at its next scheduled meeting. Periodically, but not less than quarterly, our Chief Financial Officer will provide the Audit Committee with a report of audit and non-audit services provided and expected to be provided by the independent registered public accounting firm. A copy of our Audit and Non-Audit Services policy is available on our Web site.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. The Audit Committee consists of five independent directors as defined in the listing standards of the New York Stock Exchange. Its duties and responsibilities are set forth in the Audit Committee Charter adopted by our Board of Directors, which was reviewed and revised in June 2004 and which is attached to this proxy statement as Appendix D. The Board of Directors has determined that Dennis Chookaszian and William P. Miller II meet the SEC’s definition of audit committee financial expert.

As set forth in more detail in the Audit Committee Charter, the primary responsibilities of the Audit Committee fall into three broad categories:

•	to serve as an independent and objective party to monitor our financial reporting process and internal control system;

•	to review and appraise the audit efforts of the independent registered public accounting firm and internal audit department; and

•	to provide an open avenue of communication among the independent registered public accounting firm, financial and senior management, the internal audit department and the Board of Directors.

The Audit Committee, during the course of each fiscal year, devotes the attention that it deems necessary and appropriate to each of the matters assigned to it under the Audit Committee Charter. To carry out its responsibilities, the Audit Committee met 16 times during fiscal year 2004 and two times during 2005 in regards to fiscal year 2004.

In the course of fulfilling its responsibilities, the Audit Committee has:

•	reviewed and discussed with management and the independent registered public accounting firm all financial statements prior to their issuance and any significant accounting issues and been advised by management that all financial statements were prepared in accordance with generally accepted accounting principles in the United States of America;

•	discussed with the company’s senior management and independent registered public accounting firm the process used for certifications by the company’s chief executive officer and chief financial officer, which are required for certain of the company’s filings with the Securities and Exchange Commission;

•	reviewed, revised and discussed with management the Audit Committee Charter;

•	discussed with representatives of the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards, AU §380);

•	received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees;”

•	discussed with the independent registered public accounting firm its independence from the Company and management;

•	reviewed payments to and pre-approved services of our independent registered public accounting firm in accordance with the “Audit and Non-Audit Services Policy;” and

•	considered whether the provision by the independent registered public accounting firm of non-audit services is compatible with maintaining their independence.

Based on the foregoing, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in CME Holdings’ Annual Report on Form 10-K for the year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Audit Committee also selected Ernst & Young LLP as the independent registered public accounting firm for fiscal year 2005. The Board is recommending that shareholders ratify that selection at the annual meeting.

Management is responsible for the preparation, presentation and integrity of the financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of the disclosure controls and procedures and the internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Ernst & Young LLP, our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

The Audit Committee—Fiscal Year 2004

Dennis Chookaszian, Chairman

Patrick B. Lynch

William P. Miller II

John F. Sandner

Terry L. Savage

EXECUTIVE COMPENSATION

The following table sets forth information on compensation earned by our Chief Executive Officer and each of the next four most highly compensated executive officers. In this proxy statement, we refer to these executives as our Named Executive Officers. Each table is presented in the format that the SEC has established for the disclosure of executive compensation. The Summary Compensation Table details the salary and bonus earned by, and the stock options and restricted stock awards granted to, each Named Executive Officer during each of the last three fiscal years.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus	Restricted Stock Award(s)($)(1)	Securities Underlying Options(#)	All Other Compensation(2)
Craig S. Donohue Chief Executive Officer	2004 2003 2002	$719,423 550,000 305,385	(3)	$1,058,381 725,402 350,000	$344,672 258,341 0	18,600 27,400 0	$166,006 108,500 128,022

Phupinder S. Gill President and Chief Operating Officer	2004 2003 2002	621,394 472,350 417,600		907,446 622,989 375,000	322,816 157,525 0	18,600 16,900 0	142,425 99,880 177,344

Kimberly S. Taylor Managing Director and President, CME Clearing House Division	2004 2003 2002	318,923 267,308 240,000		473,792 225,000 190,000	145,016 0 0	6,500 7,100 0	64,899 51,830 75,000

James R. Krause Managing Director and Chief Information Officer	2004 2003 2002	298,654 245,192 225,000		447,981 352,245 350,000	101,600 81,913 0	5,300 8,900 0	93,041 83,683 127,250

Mazen A. Chadid Managing Director, Operations	2004 2003 2002	272,405 242,380 210,000		408,608 243,000 200,000	88,900 0 0	4,700 7,100 0	65,160 51,933 69,300

(1)	The amounts represent the market value of the restricted stock grants on the date of grant. The restricted stock was granted on June 14, 2004, January 1, 2004 and June 6, 2003 at the closing price of $127.00, $72.36 and $63.01, respectively. The restricted stock will vest over a five-year period, with 20% vesting one year after the grant date. On the anniversary of that date in each of the four subsequent years, the restricted stock will vest with respect to an additional 20% of the shares, subject to acceleration or termination in certain circumstances. The market value and the aggregate number of all shares of unvested restricted stock held by each officer named above as of December 31, 2004 (based on the $228.70 closing price per share) were as follows: Mr. Donohue $1,390,496 (6,080 shares); Mr. Gill $1,097,760 (4,800 shares); Ms. Taylor $777,580 (3,400 shares); Mr. Krause $420,808 (1,840 shares) and Mr. Chadid $617,490 (2,700 shares). Shares of restricted stock are eligible for the payment of dividends. In 2004, the amount of dividends paid on shares of unvested restricted stock for the named executive officers was as follows: Mr. Donohue $5,184; Mr. Gill $3,978; Ms. Taylor $3,640; Mr. Krause $1,565 and Mr. Chadid $2,964.

(2)	All Other Compensation details for 2004:

	401(k) Contribution	Pension Contribution	Supplemental Plan(4)	SERP Contribution(5)	Total
Mr. Donohue	$10,250	$12,300	$100,111	$43,345	$166,006
Mr. Gill	10,250	12,300	82,681	37,194	142,425
Ms. Taylor	10,250	12,300	26,031	16,318	64,899
Mr. Krause	10,250	18,450	44,814	19,527	93,041
Mr. Chadid	10,250	14,350	25,098	15,462	65,160
(3)	Effective October 9, 2002, Mr. Donohue’s annual salary was increased to $550,000.
(4)	The items included under “Supplemental Plan” are: 401(k) make-whole; pension make-whole; and discretionary contribution make-whole. The 401(k) make-whole is a company paid contribution for highly compensated individuals who have exceeded statutory contribution limits imposed by the provisions of our qualified 401(k) Savings Plan. The pension make-whole is a company paid contribution for highly compensated individuals who have exceeded statutory contribution limits imposed on our qualified pension plan. The discretionary contribution make-whole is a company paid contribution of up to 2% of the employee’s annual salary, for highly compensated individuals who have exceeded the compensation limit identified in Section 401A of the Internal Revenue Code.
(5)	SERP contribution refers to our Supplemental Executive Retirement Plan, a non-qualified defined contribution plan for highly compensated senior officers.

Perquisites to our executive officers are very modest. We do not provide our executive officers with any perquisites that are not broadly available to all other officers of the Company, except for monthly parking that is provided to Messrs. Donohue, Gill, Krause and Chadid. On occasion, it may be requested that an executive officer’s spouse accompany him or her in connection with the executive officer’s attendance at certain out of town industry conferences. Under such circumstances, we will reimburse the executive officer for his or her spouse’s reasonable travel expenses. The aggregate value of these benefits for each of the Named Executive Officers did not exceed $50,000 in 2004, 2003 or 2002. Our policy is not to permit any personal use of Company chartered aircraft.

Option Grants in Last Fiscal Year

The following table sets forth information with respect to options granted to the Named Executive Officers during 2004.

Name	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price Per Share($)	Expiration Date	Grant Date Fair Value ($)(2)
Mr. Donohue	1,300	0.4%	$72.36	January 1, 2014	$30,888
	17,300	5.1	127.00	June 14, 2014	788,707
Mr. Gill	3,800	1.1	72.36	January 1, 2014	90,288
	14,800	4.4	127.00	June 14, 2014	674,732
Ms. Taylor	1,000	0.3	72.36	January 1, 2014	23,760
	5,500	1.6	127.00	June 14, 2014	250,745
Mr. Krause	5,300	1.6	127.00	June 14, 2014	241,627
Mr. Chadid	4,700	1.4	127.00	June 14, 2014	214,273

(1)	338,400 options were granted to CME Holdings employees in 2004.
(2)

The options granted on January 1, 2004 were valued using the Black-Scholes method of valuation. A risk-free rate of 3.35% was used over a period of six years with a 31.75% volatility factor and a 1.1% dividend yield. The options have a 10-year term with an exercise price of $72.36, the market price at the grant date.

The options granted on June 14, 2004 were valued using the Black-Scholes method of valuation. A risk-free rate of 4.30% was used over a period of six years with a 31.68% volatility factor and a 0.82% dividend yield. No adjustments were made for non-transferability or risk of forfeiture. The options have a 10-year term with an exercise price of $127.00, the market price at the grant date. All options granted in 2004 will vest over a five-year period, with 20% vesting one year after the grant date. On the anniversary of that date in each of the four subsequent years, the options will vest with respect to an additional 20% of the shares, subject to acceleration or termination in certain circumstances. No adjustments were made for non-transferability or risk of forfeiture.

Aggregated Option Exercises in Last Fiscal Year and

Option Values at December 31, 2004

The following table sets forth information with respect to option exercises during 2004 by each of the Named Executive Officers and the status of their options at December 31, 2004.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at Fiscal Year End Exercisable/ Unexercisable (#)	Value of Unexercised In-The-Money Options at Fiscal Year End Exercisable/ Unexercisable ($)(1)
Mr. Donohue	3,750	$651,413	81,730/60,520	$16,668,856/$9,728,577
Mr. Gill	12,000	2,128,800	71,380/52,120	14,615,632/8,473,381
Ms. Taylor	5,000	868,550	24,420/19,180	4,989,380/3,103,709
Mr. Krause	10,000	1,876,800	61,780/32,420	12,696,928/5,852,723
Mr. Chadid	—	—	29,420/17,380	6,022,880/2,866,009

(1)	The option values were calculated based on the closing price of our Class A common stock on December 31, 2004 (the last business day of the fiscal year) of $228.70, less the option exercise price, multiplied by the number of shares. An option is in-the-money if the market value of the common stock subject to the option is greater than the exercise price.

Equity Compensation Plan Information

The following table sets forth information regarding outstanding options and shares reserved for future issuance as of December 31, 2004.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders(1)	737,902	$90.06	1,208,991
Equity compensation plans not approved by security holders(1)	608,890	22.00	—

Total	1,346,792	59.29	1,208,991

(1)	The Omnibus Stock Plan is our only equity compensation plan that was in place during 2004. Prior to our reorganization, CME issued options under the Chicago Mercantile Exchange Omnibus Stock Plan, which was not approved by CME shareholders. In connection with our reorganization, CME, as the sole stockholder of CME Holdings, approved the assumption by CME Holdings of the Chicago Mercantile Exchange Omnibus Stock Plan. After the reorganization, the plan was amended and restated as the CME Holdings Amended and Restated Omnibus Stock Plan. Options issued prior to the sole shareholder approval are listed in the table above as being made under an equity compensation plan not approved by security holders, and options issued after such time are listed above as being made under an equity compensation plan approved by security holders.

Employment Agreements

Donohue Employment Agreement. Effective as of January 1, 2004, we entered into an employment agreement with Mr. Donohue to serve as our Chief Executive Officer. Under the agreement, Mr. Donohue will receive a minimum annual base salary of no less than $700,000. He is also eligible to receive a bonus under our Annual Incentive Plan. The agreement also provides that Mr. Donohue is entitled to insurance, vacation and other employee benefits commensurate with his position in accordance with our policies for executives in effect from time to time. Mr. Donohue’s agreement will terminate on December 31, 2006, unless sooner terminated by us or Mr. Donohue. We may terminate Mr. Donohue’s employment agreement pursuant to its terms due to Mr. Donohue’s death or disability, or with or without cause. In addition, Mr. Donohue may terminate the agreement at any time upon 60 days written notice. If Mr. Donohue’s employment is terminated because of his death or disability or by us with or without cause, he or his beneficiary will receive accrued base salary through the date of termination and other employee benefits to which he is entitled at such time in accordance with the terms of our plans and programs. In addition, in the event of a termination with cause by us, Mr. Donohue will forfeit any unvested or unearned compensation or long-term incentives, unless otherwise provided in the employment agreement or specified in the terms of our plans and programs. Mr. Donohue’s agreement provides that, in the event of a termination without cause by us, Mr. Donohue shall be entitled to receive a one-time lump sum severance payment equal to two times his base salary as of the date of termination for the remaining term of the agreement, if any, or 24 months, whichever period is shorter.

Other Employment Agreements. We entered into employment agreements with Messrs. Gill and Krause, effective January 1, 2004 and January 1, 2003, respectively. Under these employment agreements, Messrs. Gill and Krause will each receive a minimum annual base salary of no less than $600,000 and $250,000, respectively. The executives are also eligible to receive bonuses under our Annual Incentive Plan. The agreements provide that each of the executive officers are entitled to insurance, vacation and other employee benefits commensurate with their position in accordance with our policies for executives in effect from time to time.

Messrs. Gill’s and Krause’s agreements terminate on December 31, 2007 and December 31, 2005, respectively, unless sooner terminated by us or the executive officer. We may terminate each of the employment agreements pursuant to their terms due to the executive officer’s death or disability, or with or without cause. In addition, the executive officer may terminate the agreement at any time upon 60 days written notice. If the executive officer’s employment is terminated because of his death or disability or by us with or without cause, he or his beneficiary will receive accrued base salary through the date of termination and other employee benefits to which he is entitled at such time in accordance with the terms of our plans and programs. In addition, in the event of a termination with cause by us, the executive officer will forfeit any unvested or unearned compensation or long-term incentives, unless otherwise provided in the employment agreement or specified in the terms of our plans and programs. Mr. Gill’s agreement provides that, in the event of a termination without cause by us, he shall be entitled to receive a one-time lump sum severance payment equal to two times his base salary as of the date of termination for the remaining term of the agreement, if any, or 24 months, whichever period is shorter. Mr. Krause’s agreement provides that, in the event of a termination without cause by us, he shall be entitled to receive a one-time lump sum severance payment equal to 24 months base salary.

Benefit Plans

Omnibus Stock Plan

We have adopted the CME Holdings Amended and Restated Omnibus Stock Plan under which awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock and other equity-based awards may be made to our employees and those of our affiliates. A total of approximately 4.0 million shares of our Class A common stock are authorized for issuance under the Plan (subject to adjustment in the event of a merger, reorganization or similar corporate event involving us) of which approximately 2.8 million are subject to outstanding or exercised options or restricted share awards. The Plan is administered by the Compensation Committee of our Board, which has the responsibility for designating recipients of awards under the Plan, determining the terms and conditions of these awards and interpreting the provisions of the Plan.

The Plan contains a change of control provision. A change of control generally occurs under the Plan upon the occurrence of the following events:

•	any person acquires more than 50% of our then outstanding shares of Class A common stock or more than 50% of the combined voting power of the then outstanding shares of common stock;

•	individuals who comprised our Board on February 7, 2000 (generally including any person becoming a director who was nominated or approved by those persons) cease to constitute at least a majority of our Board;

•	a reorganization, merger, consolidation, or sale of all or substantially all of our assets under circumstances where (i) our shareholders prior to the transaction own less than 50% of the then outstanding shares or less than 50% of the combined voting power of the surviving or resulting corporation, (ii) the members of our Board immediately prior to the transaction do not constitute a majority of the Board of Directors of the resulting or surviving corporation or (iii) an individual or entity acquires 50% or more of the common stock or combined voting power of the surviving or resulting entity; or

•	the approval by our shareholders of a complete liquidation or dissolution of CME Holdings.

The Plan generally provides that, in the event of a change in control as a result of which our shareholders receive registered common stock, all unvested options issued under the Plan shall become vested and exercisable, restrictions shall lapse with respect to any restricted stock issued under the Plan and performance goals applicable to outstanding awards shall be deemed to have been achieved. If the consideration to be received by our shareholders pursuant to the change in control is not registered common stock, outstanding awards will be cancelled in exchange for a cash payment equal to the value of such award (as defined in the Plan).

Pension Plan

We maintain a non-contributory defined benefit cash balance pension plan for eligible employees. To be eligible, an employee must have completed a continuous 12-month period of employment with us and have reached the age of 21. Effective January 15, 1995, the pension plan was amended to provide for an age-based contribution to a cash balance account, and to include cash bonuses in the definition of earnings. Our funding goal is to have the pension plan 100% funded on a projected benefit obligation basis, while also satisfying any minimum required and maximum deductible contribution requirements. Participants become vested in their accounts after five years of service. An individual pension account is maintained for each plan participant. During employment, each individual pension account is credited with an amount equal to an age-based percentage of that individual’s earnings plus the greater of 4% or the December yield on one-year Treasury constant maturities. The pension account is portable, and vested balances may be paid out when participants end their employment with us. Alternatively, a participant may elect to receive the balance in the account in the form of one of various monthly annuities. The following is the schedule of the employer contributions based on age:

Age	Employer Contribution Percentage
Under 30	3%
30–34	4
35–39	5
40–44	6
45–49	7
50–54	8
Over 54	9

The Named Executive Officers have projected annual retirement benefits under the qualified pension plan, based on accumulated balances as of December 31, 2004, a future annual interest credit rate of 4% and future service to age 65 at salary levels as of December 31, 2004, as follows: Mr. Donohue, $69,105; Mr. Gill, $65,795; Ms. Taylor $64,675; Mr. Krause $38,642 and Mr. Chadid $62,346. The foregoing benefits do not take into account any reduction for Social Security or other offset amounts. In addition, we contribute an amount each year under a non-qualified supplemental pension plan for officers who are subject to statutory limits on the amount of compensation that can be covered under our qualified cash balance pension plan, based on the same schedule of employer contributions previously described. The contributions made under the supplemental pension plan for each of our Named Executive Officers in respect of 2004 are included in the Summary Compensation Table. The amount of return on accumulated balances in this non-qualified defined contribution plan is based on the particular individual’s investment decisions and, therefore, there is no guarantee of a minimum rate of return.

Deferred Compensation Plan

Eligible officers of the Company, including the Named Executive Officers, may also participate in our Deferred Compensation Plan. Under the terms of the plan, eligible officers may defer a portion of their annual base pay and bonus into one or more investments that the plan offers from time to time. The return on the investments selected by the officers is the only return they will receive on their deferred compensation.

Supplemental Executive Retirement Plan

We also maintain a non-qualified defined contribution Supplemental Executive Retirement Plan for senior officers, including the Named Executive Officers. Under the terms of this plan, we make an annual contribution of a percentage of salary and bonus for eligible employees. Beginning in 2003, the contribution rate was 3%, representing a decrease from the 8% contribution rate in previous years. As of 2003, contributions will vest at one time once five years of service are attained. Previously, contributions began vesting after three years and became fully vested after five years. Participants in the plan elect to apply their contributions to one or more investments offered by the plan. The return on the investments selected by the officers is the only return they will receive on the contributions made under this plan. The contributions made under the Supplemental Executive Retirement Plan for each of our Named Executive Officers in respect of 2004 are shown in the Summary Compensation Table.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee is comprised of five independent directors. The primary responsibilities of the Compensation Committee are to review, recommend and approve compensation arrangements for senior management, to adopt compensation plans in which senior management is eligible to participate and to oversee matters relating to employee compensation, employee benefit plans and employee incentive programs. A complete description of the Committee’s responsibilities may be found in its charter, a copy of which may be found on our Web site. There were nine meetings of the Committee in 2004.

Compensation Philosophy and Objectives

The Compensation Committee applies a consistent philosophy to compensation for all employees. This philosophy is based on the premise that our achievements result from the coordinated efforts of all employees working toward our business objectives. The goal of our executive compensation policies is to ensure that an appropriate relationship exists between pay, our financial performance and the creation of shareholder value. When reviewing and approving compensation, or making recommendations regarding compensation to the Board, the Compensation Committee considers:

•	Alignment between pay and performance. It is the Committee’s underlying principle that compensation should have a direct relationship with sustained shareholder value, our business and financial objectives and an employee’s performance.

•	Ability to attract and retain talented and qualified employees. The Committee’s objective is to attract and retain highly qualified employees in a manner which provides incentives to create shareholder value.

•	Balance between rewarding short- and long-term performance. The Committee’s goal is a compensation program that provides an appropriate mix of fixed and variable pay, balances annual pay and individual and company performance with long-term stock price performance, and encourages executive retention.

The Compensation Committee’s primary mission is to structure and administer a range of compensation programs designed to enable us to attract and retain executive talent in a highly competitive marketplace. To help it fulfill this mission, the Compensation Committee periodically evaluates the competitiveness of our executive compensation programs, using information drawn from a variety of sources, such as reputable published survey data on other financial and service institutions, information supplied by executive compensation consultants and its own experience in recruiting and retaining top executives. Each year, the Committee reviews management’s recommendations for new staff officers, as well as compensation and benefit plan modifications and the funding of those plans. The Committee approves the annual total cash compensation of each of the Named Executive Officers, including the Chief Executive Officer, and the Company’s other senior executive officers and determined that it was reasonable. Once approved, base salary adjustments are made and bonus awards are paid in the first quarter of the year.

During 2004 and early 2005, the Compensation Committee discussed executive compensation at a number of meetings. There are three primary components of executive compensation: base salary, annual bonuses, and long-term equity compensation, each of which is intended to complement the other and, taken together, to satisfy our compensation philosophy and objectives. The Committee’s policies with respect to each of these components, including the basis for the compensation awarded to our Chief Executive Officer, are discussed below.

Base Salary

The Committee uses base salary to reward executives competitively with the level of salary relative to each position’s duties and level of responsibility. It is generally the Committee’s practice to target base pay ranges around the 50th percentile of the relevant market data. Base salaries are reviewed annually to determine if such salaries fall within a competitive range. Individual salaries set within a competitive range are also based upon an evaluation of other factors, such as individual past and current performance, potential with the Company, level and scope of responsibility, and internal equity. While executive base salaries are evaluated annually, we typically adjust salaries for those at more senior levels less frequently. For 2005, the Committee approved base salary increases for three senior executives.

The base salary of each Named Executive Officer in 2004 is set forth in the Summary Compensation Table on page 39.

Annual Bonuses

Annual bonuses are designed to reward short-term or annual achievements and reflect both Company and individual performance. Bonus awards to our officers are granted under the Company’s Annual Incentive Plan, approved by our shareholders in April 2003. The purpose of the Annual Incentive Plan is to align the interests of our management with those of our shareholders by encouraging management to achieve goals intended to increase long-term shareholder value.

Through this program, a substantial portion of executive pay is variable based on Company and individual performance. Individual target levels are established as a percentage of base earnings and vary by level of executive. For the executive group, bonus compensation is structured to be a relatively larger proportion of the target total cash compensation as the level of responsibility increases. Base pay represents 57% of target total cash compensation at the senior executive level and 71% to 77% for all other officers.

Pursuant to the Plan, the Committee determines the criteria and objectives that must be met during the applicable performance period in order to earn an award under the Plan. The Company uses cash earnings as the metric used in determining performance against pre-established cash earnings goals for the year. For 2004, CME exceeded the maximum cash earnings target and thus the bonus pool was funded approximately at the maximum level.

The Annual Incentive Plan is funded in the following manner based on our achievement of cash earnings:

	Threshold	Target	Maximum
Actual Cash Earnings	80% of cash earnings target	100% of cash earnings target	120% of cash earnings target
Funding of Plan	50% of target bonus pool	100% of target bonus pool	150% of target bonus pool

The funding of the target bonus pool is interpolated for performance falling between the designated target levels. If the Company does not achieve 80% of targeted cash earnings, the bonus pool is not funded (other than for non-exempt employees, who may receive a bonus under our discretionary bonus program).

Individual performance is also considered in determining the amount of his or her bonus. The impact made on meeting or exceeding the goals of the Company’s business plan is a key consideration in determining individual bonuses. This discretionary component enables the Committee and the CEO to award the annual bonus based on each officer’s performance and the contribution to the Company during the fiscal year.

The bonus pool and the actual bonus awards for 2004 reflect the fact that the Company exceeded its cash earnings target. At its January meeting, the Committee approved individual executive bonuses to reflect these efforts and achievements.

The bonuses awarded to each Named Executive Officer for 2004 are set forth in the Summary Compensation Table on page 39.

Long-Term Equity Compensation

The goal of our long-term, equity-based compensation is to align the interests of employees with shareholder interests, to encourage employees to work with a long-term view of our performance and to reinforce their long-term affiliation with the Company. The Company provides long-term incentive awards through its Omnibus Stock Plan, which is administered by the Committee.

The Omnibus Stock Plan gives the Compensation Committee the flexibility to grant various types of equity vehicles, such as stock options, restricted stock and performance units. The types of awards granted each year reflect both the specific objectives intended, such as aligning employees’ interests with shareholders’ interests, and competitive practice. Currently, the two vehicles in use at the senior executive level are stock options and restricted stock. All other officers typically receive equity grants solely in the form of stock options. The Company grants stock options with an exercise price equal to the market value of the Company’s stock at the time of grant. Typically, options expire ten years from the date of grant and vest 20% per year over a five year period. Restricted stock generally vests 20% per year over a five year period as well. We believe this vesting schedule helps to retain the knowledge and skills of our officers over time by reducing turnover.

Executives receive competitive long-term incentive awards as part of their annual compensation package through the CME Equity Program. Target equity grant levels are established as a percentage of base pay and vary by level of executive. In 2004, the Committee approved equity grants for all executives, subject to the terms and provisions of the Omnibus Stock Plan.

The equity grants awarded to each Named Executive Officer in 2004 can be found in the Summary Compensation Table on page 39.

Deferred Compensation

All executive officers are eligible to participate in a non-qualified deferred compensation program, whereby they can elect to defer up to 20% of base salary and up to 20% of annual bonus into designated investment options of their choice. The return on the selected investments is the only return executive officers will receive on their deferred compensation. In addition, the Company provides a Supplemental Executive Retirement Plan (SERP) to the Named Executive Officers and other senior management, whereby the Company contributes 3% of base salary and bonus annually under the SERP. This SERP allows us to maintain a competitive retirement program for executives.

Chief Executive Officer Compensation

In November 2003, we entered into an employment agreement with Mr. Donohue to serve as our Chief Executive Officer, effective January 1, 2004 through December 31, 2006, subject to renewal by mutual agreement of the parties. The agreement provides for a minimum base salary of $700,000 per year. Mr. Donohue is eligible for an annual incentive bonus under the Company’s Annual Incentive Plan and may participate in the CME Equity Program. Mr. Donohue is also entitled to participate in other benefit plans generally available to the Company’s executives.

The Committee followed the same philosophy and policies described above in determining compensation for Mr. Donohue during 2004. Mr. Donohue received an annual base salary of $700,000 in 2004. In addition, in consideration of Mr. Donohue’s leadership and other factors evaluated in a qualitative and quantitative review of his performance and the fact that the Company exceeded its cash earnings target, the Committee approved a bonus of $1,058,381 for Mr. Donohue for the 2004 performance year.

Limit on Tax-Deductible Compensation

Section 162(m) of the Internal Revenue Code imposes a $1.0 million limit on the deduction that the Company may claim in any tax year with respect to compensation paid to the Chief Executive Officer and certain other senior executive officers. Certain types of performance-based compensation are exempted from this $1.0 million limit. Performance-based compensation can include income from stock options, restricted stock, and certain formula driven compensation that meets the IRS requirements. In 2003, the shareholders approved the Annual Incentive Plan, which provides that amounts payable to the Chief Executive Officer and certain other senior executive officers will not be subject to the deduction limitations of Section 162(m); provided certain pre-established goals are met. We reserve the authority, however, to authorize payments that may not be deductible if we believe that it is in the best interests of the Company and its shareholders.

We believe that the compensation programs of the Company are designed and administered in a manner consistent with the executive compensation philosophy and objectives. The programs continue to focus on aligning executive pay with performance, attracting and retaining qualified employees and maintaining a balance between rewarding short- and long-term company performance. We regularly review these programs to ensure they achieve our objectives and are competitive with the marketplace.

The Compensation Committee—Fiscal Year 2004

Daniel R. Glickman, Chairman

Martin J. Gepsman

Elizabeth Harrington

Alex J. Pollock

William R. Shepard

PERFORMANCE GRAPH

The following graph compares the total return on our Class A common stock with the Standard & Poor’s 500 Stock Index and with our peer group, which is composed of eSpeed, Inc., Instinet Group Inc., Investment Technology Group, Inc., LaBranche & Co Inc., Knight Trading Group, Inc. and NYFIX, Inc., for the period from December 6, 2002 (the date of our initial public offering) through December 31, 2004. The figures presented below assume an initial investment of $100 in common stock at the closing prices on December 6, 2002 and in the Standard & Poor’s 500 Stock Index on November 30, 2002 and the reinvestment of all dividends into shares of common stock.

CUMULATIVE TOTAL RETURN SINCE DECEMBER 6, 2002

	12/06/02	12/31/02	12/31/03	12/31/04
Chicago Mercantile Exchange Holdings Inc.	$100.00	$101.77	$170.46	$542.97
S&P 500	100.00	94.13	121.12	134.30
Peer Group	100.00	98.79	109.26	99.69

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee is an executive officer or employee of CME Holdings or CME. None of our executive officers serves as a current member of our Board of Directors, except for Mr. Donohue, or compensation committee of any entity that has one or more executive officers serving on our Compensation Committee.

CERTAIN BUSINESS RELATIONSHIPS

Our director, Mr. Katler, is Vice President of O’Connor & Company L.L.C., one of our clearing firms. In 2004, O’Connor & Company L.L.C. paid us an aggregate of approximately $7.4 million for fees relating to trading on our exchange, including clearing fees. Additionally, several of our other directors serve as officers or directors of firms that pay fees, which may be substantial, either directly or indirectly, to our exchange in connection with the services we provide. We believe the payments made by O’Connor and such other firms are on terms no more favorable than terms given to unaffiliated persons. Mr. Katler receives no incremental benefits from our transactions with O’Connor & Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of the copies of the forms we have received during fiscal year 2004 all of our officers and directors complied with their Section 16(a) filing requirements.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Proposals that shareholders wish to include in our proxy materials for presentation at our Annual Meeting in April 2006 must be received by our Corporate Secretary by November 11, 2005. Those proposals should be sent to Ms. Kathleen M. Cronin, Managing Director, General Counsel and Corporate Secretary, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606, and must comply with rules promulgated by the SEC in order to be eligible for inclusion in our proxy materials for our 2006 Annual Meeting.

Our bylaws also contain advance notice requirements for matters that shareholders intend to bring before an Annual Meeting. Generally, notice of a proposal to be brought before the 2006 Annual Meeting must be received by our Corporate Secretary not earlier than December 28, 2005 and not later than January 27, 2006. The notice must set forth the following information on each item of business that the shareholder proposes to bring before the meeting:

•	a brief description of the item, together with a statement of the reasons for conducting that business at the meeting and a representation that the shareholder intends to appear in person or by proxy at the meeting to introduce the item;

•	the name and address, as they appear on our records, of the shareholder making the proposal;

•	the class and series, if any, and number of our shares that are beneficially owned by the shareholder; and

•	any material interest of the shareholder in the proposal.

AVAILABILITY OF FORM 10-K AND ANNUAL REPORT TO SHAREHOLDERS

SEC rules require us to provide an Annual Report to Shareholders who receive this proxy statement. Additional copies of the Annual Report to Shareholders, along with copies of our Annual Report on Form 10-K for our fiscal year ended December 31, 2004 (not including documents incorporated by reference), are available upon written request to Shareholder Relations and Membership Services, Attention Ms. Beth Hausoul, Chicago Mercantile Exchange Holdings Inc., 20 South Wacker Drive, Chicago, Illinois 60606.

ELECTRONIC DELIVERY OF 2005 PROXY STATEMENT AND OTHER DOCUMENTS

The notice of Annual Meeting and proxy statement and the 2004 Annual Report to Shareholders are available on our Web site at www.cme.com. Instead of receiving future copies of these documents by mail, you can elect to receive an email that will provide links to them. Opting to receive your proxy materials online will help us save significant printing and mailing expenses. If you hold shares in your name (instead of through a broker or other nominee), you can choose this option by following the instructions provided when you vote over the Internet or by going to www.computershare.com/us/sc/cme and clicking on the “Electronic Shareholder Communications” link. If you hold your shares through a broker or other nominee, you should follow the instructions regarding electronic delivery, if any, provided by your broker or other nominee.

If you choose to receive your proxy materials and Annual Report electronically, then prior to next year’s Annual Meeting you will receive e-mail notification when the proxy materials and Annual Report are available for your on-line review. Your choice for electronic distribution will remain in effect indefinitely, unless you revoke your choice by sending written notice of revocation to: Computershare Investor Services, 2 North LaSalle Street, Chicago, IL 60602.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, shareholders of record who have the same address and last name and do not participate in the electronic delivery of proxy materials will receive only one copy of our proxy statement and Annual Report to Shareholders unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the proxy statement and/or Annual Report to Shareholders, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, Computershare as previously indicated.

If you participate in householding and wish to receive a separate copy of the 2004 Annual Report to Shareholders or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact Computershare as previously indicated.

Beneficial shareholders can request information about householding from their banks, brokers or other holders of record.

PROXY SOLICITATION

We will pay the costs of soliciting proxies. In addition to mailing proxy solicitation material, our directors and employees also may solicit proxies in person, by telephone or by other electronic means of communication. We will not compensate these directors and employees additionally for this solicitation, but we may reimburse them for any out-of-pocket expenses that they incur in the process of soliciting the proxies. We will arrange for brokers and other custodians, nominees and fiduciaries to forward the solicitation materials to their beneficial owners, and we will reimburse them for any out-of-pocket expenses that they reasonably incur in the process of forwarding the materials. We have retained D.F. King & Co., Inc. to aid in the solicitation of proxies. It is estimated that the fee for D.F. King will be approximately $18,000 plus reasonable out-of-pocket costs and expenses.

By Order of the Board of Directors,

Kathleen M. Cronin

Managing Director, General Counsel and Corporate Secretary

Dated: March 18, 2005

APPENDIX A

CATEGORICAL INDEPENDENCE STANDARDS

Adopted as of March 3, 2004

A director who satisfies the independence standards of the New York Stock Exchange and meets all of the following categorical standards shall be presumed to be “independent”:

•	The director does not (directly or indirectly as a partner, shareholder or officer of another company) provide consulting, legal or financial advisory services to the Company or the Company’s present or former auditors.

•	The director is not a significant shareholder in the Company’s Class A Common Stock or Class B Common Stock. For purposes of this categorical standard, a shareholder shall be considered significant if the ownership of shares of Class A Common Stock is greater than five percent (5%) of the outstanding Class A Common Stock or if the ownership of shares of any series of Class B Common Stock is greater than five percent (5%) of the outstanding Class B Common Stock in such series.

•	The director does not serve as an executive officer or director of a civic or charitable organization that receives significant financial contributions from CME or the CME Foundation. For purposes of this categorical standard, the Board of Directors shall determine whether a financial contribution is considered significant on a case-by-case basis.

In addition, the Board of Directors has determined that a director that acts as a floor broker, floor trader, employee or officer of a futures commission merchant, CME clearing member firm or other similarly situated person who intermediates transactions in or otherwise uses CME products and services shall be presumed to be “independent,” if he or she otherwise satisfies all of the above categorical standards and the independence standards of the New York Stock Exchange.

A-1

APPENDIX B

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

2005 DIRECTOR STOCK PLAN

1.	Purpose. The purpose of the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan (the “Plan”) is to provide Chicago Mercantile Exchange Holdings Inc. (the “Company”) with an effective means of attracting, retaining, and motivating non-employee directors of the Company and to further align their interests with those of the Company’s shareholders by providing for or increasing their stock ownership interests in the Company.

2.	Eligibility. Any director of the Company who is not an employee of the Company (“Eligible Director”) is eligible to participate in the Plan.

3.	Administration. The Plan shall be administered by a Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) comprised solely of independent directors. Initially, the Committee responsible for the administration of the Plan shall be the Compensation Committee. Except as otherwise expressly provided in the Plan, the Committee shall have full power and authority to interpret and administer the Plan, to determine the Eligible Directors to receive awards and the amounts, types and terms of the awards, to adopt, amend, and rescind rules and regulations, and to establish terms and conditions, not inconsistent with the provisions of the Plan, for the administration and implementation of the Plan, provided, however, that the Committee may not (subject to Section 8 hereof), after the date of any award, make any changes that would adversely affect the rights of a recipient under such award without the consent of the recipient. The determination of the Committee on all matters shall be final and conclusive and binding on the Company and all Eligible Directors and other interested parties.

4.	Awards. Awards may be made by the Committee in such amounts as it shall determine in cash, in unrestricted shares of Class A common stock of the Company (“Common Stock”), in options to purchase shares of Common Stock of the Company (“Options”), or in shares of Common Stock subject to certain restrictions (“Restricted Stock”), or any combination thereof. There shall be 25,000 shares of Common Stock available for issuance in connection with awards under the Plan. If any award under the Plan shall expire, terminate, or be canceled for any reason without having been vested or exercised in full, the corresponding number of shares which were reserved for issuance in connection therewith shall again be available for the purposes of the Plan. Shares available under the Plan may be authorized and unissued shares or may be treasury shares.

5.	Restricted Stock Grants. Awards of Restricted Stock may be granted by the Committee to Eligible Directors subject to such restrictions on transfer and forfeiture conditions as the Committee may deem appropriate. Shares subject to a grant of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated during the applicable period of restriction. Each grant of Restricted Stock shall be evidenced by a Restricted Stock agreement that shall specify the number of shares granted, the period of restriction applicable to the grant of Restricted Stock and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless otherwise provided in a Restricted Stock agreement, the period of restriction applicable to each grant of Restricted Stock shall be one (1) year. Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent during the applicable period of restriction, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Committee, which would permit transfer to the Company of all or a portion of the Restricted Stock in the event such Restricted Stock is forfeited in whole or in part. The Committee may, in its discretion, legend the certificates representing Restricted Stock during the applicable period of restriction to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the

Chicago Mercantile Exchange Holdings Inc., 2005 Director Stock Plan (the “Plan”), and in a restricted stock agreement. A copy of the Plan and such restricted stock agreement may be obtained from the Secretary of Chicago Mercantile Exchange Holdings Inc.”

During any applicable period of restriction, Eligible Directors holding Restricted Stock may exercise full voting rights with respect to such Restricted Stock and shall be entitled to receive all dividends and other distributions paid with respect to such Restricted Stock, unless otherwise provided in the applicable Restricted Stock agreement.

6.	Stock Option Awards.

a.	Type of Options. Any Options granted under the Plan shall be in the form of Options which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code.

b.	Purchase Price. The purchase price of the Common Stock under each Option shall be determined by the Committee, but shall not be less than 100 percent of the fair market value of the Common Stock on the date of the award of the Option. “Fair market value” for purposes of the Plan means the closing transaction price of the Common Stock on the New York Stock Exchange on the date as of which such value is being determined.

c.	Terms and Conditions. The Committee shall establish (i) the term of each Option, (ii) the terms and conditions upon which, and the times when, each Option shall be exercised, and (iii) the terms and conditions under which Options may be exercised after termination as an Eligible Director for any reason for periods not to exceed three (3) years after such termination.

d.	Purchase by Cash or Stock. The purchase price of shares purchased upon the exercise of any Option shall be paid (i) in full in cash, (ii) in whole or in part (in combination with cash) in full shares of Common Stock owned by the Eligible Director and valued at its fair market value on the date of exercise, or (iii) by any other means which the Committee, in its sole discretion, determines to provide legal consideration for the purchase price of the shares, all pursuant to procedures approved by the Committee consistent with the purposes of the Plan.

e.	Transferability. Options shall not be transferable other than by will or pursuant to the laws of descent and distribution. During the lifetime of the person to whom an Option has been awarded, it may be exercisable only by such person or one acting in his or her stead or in a representative capacity. Upon or after the death of the person to whom an Option is awarded, an Option may be exercised by the Eligible Director’s legatee or legatees under his last will, or by the Option holder’s personal representative or distributee’s executive, administrator, or personal representative or designee in accordance with the terms of the Option.

7.	Termination of Service. Unless otherwise provided by the Committee at the time of grant, if a director’s service ends for any reason other than by death, permanent disability (as determined by the Board) or expiration of his or her term of service as a director, any unvested portion of an award granted hereunder shall immediately terminate and be forfeited to the Company without consideration. Upon a termination of service due to death, permanent disability or expiration of term of service as a director, all unvested awards granted hereunder shall immediately become fully vested.

8.

Adjustments and Reorganizations. In the event of any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination, or other similar change in the corporate structure of the Company affecting the Common Stock, the Committee may adjust the number, class, type and series of securities available under the Plan, the number, class, type and series of securities or other property subject to outstanding awards under the Plan, in such manner as the Committee in its sole discretion shall determine to be appropriate to prevent the dilution or diminution of outstanding awards under the Plan. Notwithstanding anything in this Plan to the contrary, all awards outstanding hereunder shall become fully vested upon the occurrence of a change in control. “Change of control” shall have the meaning set forth in the Company’s Amended and Restated Omnibus Stock Plan, as in effect on the effective date of this Plan.

9.	Tax Withholding. The Company shall have the right to (i) make deductions from any settlement of an award under the Plan, including the delivery or vesting of shares, or require shares or cash or both be withheld from any award, in each case in an amount sufficient to satisfy withholding of any federal, state, or local taxes required by law, or (ii) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied, and may permit shares of Common Stock to be used to satisfy required tax withholding based on the fair market value of any such shares of Common Stock, as of the appropriate time of each award.

10.	Expenses. The expenses of administering the Plan shall be borne by the Company.

11.	Amendments. The Board shall have complete power and authority to amend the Plan, provided that the Board shall not amend the Plan in any manner that requires shareholder approval under applicable law without such approval. No amendment to the Plan may, without the consent of the individual to whom the award shall theretofore have been awarded, adversely affect the rights of an individual under the award.

12.	Governing Law; Requirements of Law. The Plan and all awards shall be construed in accordance with and governed by the laws of the State of Delaware, but without regard to its conflict of law provisions. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the exercise or settlement of such award or the delivery of Common Stock thereunder, such award shall not be exercised or settled and such Common Stock shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.

13.	Effective Date of the Plan. The Plan shall become effective upon the date upon which it is approved by the Company’s stockholders.

14.	Termination. The Board may terminate the Plan or any part thereof at any time, provided that no termination may, without the consent of the individual to whom any award shall theretofore have been made, adversely affect the rights of an individual under the award. The Plan shall terminate no later than the tenth anniversary of its effective date, unless earlier terminated by the Board.

15.	Other Actions. Nothing contained in the Plan shall be deemed to preclude other compensation plans which may be in effect from time to time or be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company (a) to award options for proper corporate purposes otherwise than under the Plan to an employee or other person, firm, corporation, or association, or (b) to award options to, or assume the option of, any person in connection with the acquisition, by purchase, lease, merger, consolidation, or otherwise, of the business and assets (in whole or in part) of any person, firm, corporation, or association. The grant of an award pursuant to the Plan is no guarantee that an Eligible Director will be re-nominated, reelected or reappointed as a director, and nothing in the Plan shall be construed as conferring upon an Eligible Director the right to continue to be associated with the Company as a director or otherwise.

*  *  *

APPENDIX C

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan (the “Plan”) is established for the benefit of employees of Chicago Mercantile Exchange Holdings Inc. (the “Company”) and its Designated Subsidiaries. The Plan is intended to provide the employees of the Company and its Designated Subsidiaries with an opportunity to purchase shares of Class A common stock of the Company (the “Shares”). It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.

2. Definitions.

a. “Board” shall mean the Board of Directors of the Company.

b. “Change in Capitalization” shall mean any merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, split-up, share combination, or other similar change in the corporate structure of the Company affecting the Shares.

c. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

d. “Committee” shall mean the Compensation Committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions of the Committee as set forth herein.

e. “Company” shall mean Chicago Mercantile Exchange Holdings Inc., a Delaware corporation, and any successor corporation.

f. “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Employee’s Employer, if such leave is for a continuous period of not more than three months or if re-employment upon the expiration of such leave is guaranteed by contract or statute.

g. “Designated Subsidiaries” shall mean the Subsidiaries of the Company which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan, which may include corporations which become subsidiaries of the Company after the adoption of the Plan.

h. “Employee” shall mean any person, including an officer, who is an employee of the Company or a Designated Subsidiary of the Company; provided, however, that an Employee shall not include any individual whose customary period of employment is for five months or less in any calendar year or whose customary employment is 20 hours or less per week.

i. “Employer” shall mean, as to any particular Employee, the corporation which employs such Employee, whether it is the Company or a Designated Subsidiary of the Company.

j. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

k. “Exercise Date” shall mean the Trading Day that occurs on or immediately following the six month anniversary of the Offering Date at the commencement of the Purchase Period, except as the Committee may otherwise provide.

l. “Fair Market Value” per Share as of a particular date shall mean (i) the closing sales price per Share on such date, as reported by the Composite Transactions reporting system or if not so reported, as reported by the

New York Stock Exchange or (ii) in the event the Shares are not traded on such date, the closing price per Share, as so reported in the immediately preceding date on which trading occurred, or if not so reported, as reported by any national securities exchange on which the Shares are listed.

m. “Offering Date” shall mean the first Trading Day of each Purchase Period of the Plan. The Offering Date of a Purchase Period is the grant date for the options offered in such Purchase Period.

n. “Participant” shall mean an Employee who participates in the Plan.

o. “Plan” shall mean the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan, as amended from time to time.

p. “Purchase Period” shall mean each approximately six-month period commencing on the Trading Day next following the last previous Exercise Date and ending on the Trading Day that occurs on or immediately following the six month anniversary of the commencement of the Purchase Period.

q. “Shares” shall mean shares of the Class A common stock of the Company.

r. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

s. “Trading Day” shall mean a day on which the New York Stock Exchange is open for trading.

3. Eligibility.

a. Subject to the requirements of Section 3.b. hereof, any person who is an Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Purchase Period commencing on such Offering Date. Notwithstanding the foregoing, the Committee may, in its discretion and to the extent permissible under Section 423 of the Code, exclude all or a portion of Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code from participation in the Plan.

b. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if, immediately after the grant, (i) such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) such Employee’s right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary of the Company would accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. Any amounts received from an Employee which cannot be used to purchase Shares as a result of this limitation will be returned as soon as possible to the Employee without interest.

4. Purchase Periods; Duration of Plan. The Plan shall be implemented by a series of consecutive Purchase Periods. The Plan shall continue until terminated in accordance with Section 19 hereof. Subject to Section 19 hereof, the Committee shall have the power to change the duration and/or the frequency of Purchase Periods with respect to future offerings. In no event, however, shall any option granted hereunder be exercisable more than 27 months from its date of grant.

5. Grant of Option; Participation; Price.

a. On each Offering Date the Company shall commence an offering by granting each eligible Employee who has elected to become a Participant an option to purchase Shares, subject to the limitations set forth in Sections 3.b. and 11 hereof. Each option so granted shall be exercisable for the number of Shares described in Section 7 hereof and shall be exercisable only on the Exercise Date.

b. Each eligible Employee may elect to become a Participant in the Plan with respect to a Purchase Period by filing a subscription agreement with his or her Employer authorizing payroll deductions in accordance with Section 6 hereof and filing it with the Company or the Employer in accordance with the form’s instructions at least ten (10) business days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Committee for all Employees with respect to a given offering. Such authorization will remain in effect for subsequent Purchase Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date.

c. The option price per share shall be 90% of the Fair Market Value of a Share on the Exercise Date.

6. Payroll Deductions.

a. Subject to the provisions hereof, a Participant may, in accordance with rules and procedures adopted by the Committee, authorize a payroll deduction of any whole percentage from one percent to ten percent of such Participant’s annual base salary each pay period (the permissible range within such percentages to be determined by the Committee from time to time). A Participant may increase or decrease such payroll deduction (including a cessation of payroll deductions) at any time, by filing a new authorization form with his or her Employer. All payroll deductions made by a Participant shall be credited to such Participant’s bookkeeping account under the Plan.

b. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3.b. hereof, a Participant’s payroll deductions shall be decreased to 0% at any time during a Purchase Period. Payroll deductions shall automatically recommence at the rate provided in such Participant’s subscription agreement (prior to the reduction) at the start of the first Purchase Period commencing in the following calendar year.

c. A Participant may withdraw from the Plan as provided in Section 9, which will terminate his or her payroll deductions for the Purchase Period in which such withdrawal occurs. The Committee may, in its discretion, limit the number of rate changes by Participants during a Purchase Period. A change in rate shall be effective as of the next practicable payroll period following the date of filing of the new subscription agreement.

7. Exercise of Option.

a. Unless a Participant withdraws from the Plan as provided in Section 9 hereof, or unless the Committee otherwise provides, such Participant’s election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares (excluding any fractional Share) subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions credited to the Participant’s account under the Plan.

b. Any cash balance remaining in a Participant’s account after an Exercise Date will be carried forward to the Participant’s account for the purchase of Shares on the next Exercise Date if the Participant does not elect to cease to participate in the Plan. A Participant who has elected to cease participation in the Plan will receive a cash payment equal to the cash balance of his or her account.

8. Delivery of Shares. As promptly as practicable after each Exercise Date, the number of full Shares purchased by each Participant shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Unless otherwise determined by the Committee, Shares delivered to a Participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant during the six month period following such delivery to the Participant (other than by will, the laws of descent and distribution) and the Shares shall bear a legend denoting such restrictions as may be determined by the Committee to be appropriate.

9. Withdrawal; Termination of Employment.

a. A Participant may withdraw at any time all, but not less than all, cash amounts in his or her account under the Plan that have not been used to purchase Shares by giving written notice to the Company prior to the next occurring Exercise Date. All such cash amount credited to such Participant’s account shall be paid to such Participant promptly after receipt of such Participant’s notice of withdrawal and such Participant’s option for the Purchase Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of Shares will be made for such Participant during such Purchase Period.

b. Upon termination of a Participant’s Continuous Status as an Employee during a Purchase Period for any reason, including voluntary termination, retirement or death, the cash amounts credited to such Participant’s account that have not been used to purchase Shares shall be returned to such Participant or, in the case of such Participant’s death, to the person or persons entitled thereto under Section 13 hereof, and such Participant’s option for the Purchase Period in which the termination occurs will be automatically terminated.

c. A Participant’s withdrawal from a Purchase Period will not have any effect upon such Participant’s eligibility to participate in a succeeding Purchase Period or in any similar plan which may hereafter be adopted by the Company.

10. Interest. No interest shall accrue on or be payable with respect to any cash amount credited to a Participant under the Plan.

11. Shares.

a. Subject to adjustment as provided in Section 17 hereof, the maximum number of Shares which shall be reserved for sale under the Plan shall be 40,000 Shares. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased Shares subject thereto shall again be available under the Plan. Such reserved Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares which would otherwise be purchased pursuant to options granted hereunder on an Exercise Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable and in compliance with the provisions of Section 423 of the Code. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

b. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.

12. Administration. The Plan shall be administered by the Committee, and the Committee may select administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Except as otherwise provided by the Committee, each Employer shall be charged with all expenses incurred in the administration of the Plan with respect to such Employer’s Employees. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

13. Designation of Beneficiary.

a. A Participant may file with the Company, on forms supplied by the Company, a written designation of a beneficiary who is to receive any cash remaining in such Participant’s account under the Plan in the event of the Participant’s death.

b. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company, on forms supplied by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash to the spouse or to any one or more dependents or relatives of the Participant in accordance with the applicable laws of descent and distribution, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14. Transferability. Neither cash amounts credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution or as provided in Section 13 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9 hereof.

15. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

16. Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants as soon as practicable following each Purchase Period, which statements will set forth the amounts of payroll deductions, the per Share purchase price, the number of Shares purchased and the remaining cash balance, if any.

17. Effect of Certain Changes. In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised.

18. Term of Plan. Subject to the Board’s right to discontinue the Plan (and thereby end its Term) pursuant to Section 19 hereof, the Term of the Plan (and its last Purchase Period) shall end on the tenth anniversary of the commencement of the first Purchase Period. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants’ accounts under the Plan shall be delivered to the respective Participant (or the Participant’s legal representative) as soon as practicable.

19. Amendment to and Discontinuance of Plan. The Board may at any time amend, suspend or discontinue the Plan. Except as provided in Section 17 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange or national or international quotation system rule.

20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Regulations and Other Approvals; Governing Law.

a. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

b. The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

22. Withholding of Taxes. If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant’s exercise of an option, and such disposition occurs within the two-year period commencing on the applicable Offering Date or within the one-year period commencing on the day after the applicable Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

23. Employment At-Will and Limitation of Rights. This Plan is strictly a voluntary undertaking on the part of the Company and shall not constitute a contract between the Employer and any person, or consideration for, or an inducement or condition of, the employment of any person. Nothing contained in the Plan shall alter or supersede the employment at-will relationship, or other employment agreement provisions if applicable, between the Employer and its Employees.

24. Effective Date. The Plan shall be effective upon the approval of the Plan by the shareholders of the Company.

* * *

APPENDIX D

CHICAGO MERCANTILE EXCHANGE HOLDINGS INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

I.	Purpose

The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Chicago Mercantile Exchange Holdings Inc. (“CME”). The primary purpose of the Committee is to provide independent and objective oversight of the financial statement and financial reporting process, the systems of internal accounting and financial controls, the internal audit function and the annual independent audit of CME’s financial statements, including without limitation, (a) assisting the Board’s oversight of (i) the integrity of CME’s financial statements, (ii) CME’s compliance with legal and regulatory requirements, (iii) CME’s independent auditors’ qualifications and independence and (iv) the performance of CME’s independent auditors and CME’s internal audit function, and (b) preparing a report as required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in CME’s annual proxy statement. In doing so, it is an objective of the Committee to provide an open avenue of communication between the Board, management, internal auditors and the independent auditors.

II.	Membership & Organization

•	The members of the Committee and its Chairperson shall be appointed by the Board annually at or before the first Board meeting following the organizational meeting of the Board.

•	The Committee shall consist of no fewer than three directors who, as determined by the Board, are qualified to serve on the Committee pursuant to the requirements of the New York Stock Exchange (the “NYSE”) listed company rules and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated by the SEC pursuant to the Exchange Act. Each member of the Committee shall be “financially literate”, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. In addition, at least one member of the Committee must have “accounting or related financial management expertise,” as such qualification is interpreted by the Board in its business judgment.

•	At least one member of the Committee shall qualify as an “audit committee financial expert”, as such term is defined in the rules and regulations promulgated by the SEC pursuant to the Exchange Act. The Board shall determine who is an “audit committee financial expert”, not the Committee or the Committee Chairperson.

•	No director may serve as a member of the Committee if such director simultaneously serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Any such determination must be disclosed in CME’s proxy statement.

•	It is the responsibility of the Committee Chairperson to schedule all meetings of the Committee and provide the Committee with a written agenda for all meetings. A quorum of the Committee shall be declared when a majority of the appointed members of the Committee are in attendance. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

•	In the event a Committee member faces a potential or actual conflict of interest with respect to a matter before the Committee, that Committee member shall be responsible for alerting the Committee Chairperson, and in the case where the Committee Chairperson faces a potential or actual conflict of interest, the Committee Chairperson shall advise the Chairperson of the Board. In the event that the Committee Chairperson, or the Chairperson of the Board, concurs that a potential or actual conflict of interest exists, an independent substitute director may be appointed as a Committee member until the matter, posing the potential or actual conflict of interest, is resolved.

III.	Committee Meetings, Tasks and Authority

General

•	The Committee shall meet at often as it determines necessary to carry out its duties and responsibilities but no less frequently than 4 times annually, keep minutes of its proceedings, report regularly to the Board and meet periodically with the independent auditors, director of internal audit and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

•	The Committee shall perform its responsibilities in accordance with this Charter and applicable regulatory requirements.

•	The Committee shall have the sole authority and direct responsibility to appoint, retain, compensate, evaluate and terminate CME’s independent auditors. The independent auditors shall report directly to the Committee.

•	The Committee may retain independent counsel, accountants or other advisors as it determines necessary to carry out its duties and responsibilities and may direct the proper officers of CME to pay the reasonable fees and expenses of any such advisor.

Financial Reporting and Control Review Activities

•	The Committee shall review and discuss with the independent auditors and management:

•	CME’s audited financial statements;

•	all critical accounting policies and practices to be used, audit conclusions regarding significant accounting estimates, audit adjustments, disagreements between the independent auditors and management and any other matters required to be brought forth by AICPA Statement of Auditing Standards No. 61 or under generally accepted auditing standards;

•	assessments of the adequacy of internal controls, including any identified material weaknesses and reportable conditions in internal controls over financial reporting and the identification of instances of management override or compromise of the internal control system;

•	reports issued with respect to the annual financial statements, internal control structure and procedures for financial reporting and compliance with certain specified laws and regulations and the basis for such reports;

•	significant issues regarding accounting principles and financial statement presentations, including any significant changes in CME’s selection or application of accounting principles, and major issues as to the adequacy of CME’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	any analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the ramifications and effects of alternative generally accepted accounting principles on CME’s financial statements;

•	all alternative treatments of financial information within generally accepted accounting principles that have been discussed by CME’s independent auditors and management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors;

•	all other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of CME; and

•	the Annual Report on Form 10-K and each Quarterly Report on Form 10-Q prior to its filing, including CME’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditors’ review and the certifications required under the Sarbanes-Oxley Act of 2002.

•	The Committee shall determine whether to recommend to the Board that the audited financial statements be included in CME’s Annual Report on Form 10-K and the Annual report to shareholders.

•	The Committee shall meet annually with the general counsel of CME, and outside counsel when appropriate, to review legal and regulatory matters, if any, that may have a material impact on the financial statements, including, without limitation, any matters involving potential or ongoing material violations of law or breaches of fiduciary duty to CME.

•	The Committee shall discuss in a general manner CME’s earnings press releases, including the type and presentation of information to be included therein (paying particular attention to any use of “pro forma” or “adjusted” information not prepared in accordance with generally accepted accounting principles), as well as financial information and earnings guidance provided by CME to analysts and rating agencies.

Other Review Activities

•	The Committee shall annually review and discuss the independence of the auditors by, among other things:

•	securing from and discussing with the independent auditors the written disclosure and letter required by the AICPA Independence Standards Board Standard No. 1, including any disclosed relationships or services that may impact the independent auditors’ objectivity and independence, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors;

•	ensuring that the lead audit partner and reviewing audit partner responsible for the current fiscal year audit of CME’s financial statements have not performed audit services for CME for more than the previous four consecutive years;

•	ensuring that the chief executive officer, chief financial officer, chief accounting officer or controller (or other person serving in a “financial reporting oversight role” as defined in Rule 2-01(f) under the Exchange Act) was not, within one year prior to the initiation of the audit, an employee of the independent auditors who participated in any capacity in CME’s audit;

•	obtaining assurances from the independent auditors that the independent auditors are in compliance with the provisions of Rule 2-01(c)(8) under the Exchange Act prohibiting compensation of audit partners based on the sale of non-audit services to the partner’s audit clients;

•	considering whether there should be regular rotation of the independent auditors;

•	establishing CME hiring policies for employees or former employees of CME’s current or former independent auditors; and

•	obtaining a report describing all relationships between the independent auditors and CME (including a description of each category of services provided by the independent auditors to CME and a list of the fees billed for each category).

•	The Committee should present its conclusions with respect to the above matters, including its review of the lead partner and the reviewing partner of the independent auditors, and its reason whether there should be regular rotation of the independent auditors, to the Board.

•	The Committee shall review and approve in advance the scope of the independent auditors’ annual financial statement audit, the estimated fees and such other matters pertaining to such audit as the Committee may deem appropriate.

•	The Committee shall review and approve in advance all permitted non-audit engagements and relationships between CME and the independent auditors in accordance with CME’s Audit and Non-Audit Services Policy.

•	The Committee shall review and oversee the resolution of all disagreements between the independent auditors or the internal auditors and management regarding financial reporting.

•	The Committee shall review and discuss CME’s guidelines and policies governing the process by which senior management and the relevant departments and committees of CME assess and manage CME’s exposure to risk, as well as CME’s major financial risk exposure and the steps management has taken to monitor and control such exposures.

•	The Committee shall obtain and review no less frequently than annually a report by the independent auditors describing:

•	the independent auditors’ internal quality-control procedures; and

•	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by any governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

•	The Committee shall review on a regular basis with CME’s independent auditors any problems or difficulties encountered by the independent auditors in the course of any audit work, including management’s response with respect thereto, any restrictions on the scope of the independent auditors’ activities or on access to requested information and any significant disagreements with management. In connection therewith, the Committee should review with the independent auditors:

•	any accounting adjustments that were noted or proposed by the independent auditors but were rejected by management (as immaterial or otherwise);

•	any communications between the audit team and the independent auditors’ national office respecting auditing or accounting issues presented by the engagement; and

•	any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to CME.

•	The Committee shall review the adequacy and effectiveness of CME’s accounting and internal control policies and procedures on a regular basis, including the responsibilities, budget and staffing of CME’s internal audit function, through inquiry and discussions with the independent auditors and management; and

•	The Committee shall review the yearly report prepared by management, and attested to by the independent auditors, assessing the effectiveness of CME’s internal control over financial reporting and stating management’s responsibility to establish and maintain adequate internal control over financial reporting, prior to its inclusion in CME’s annual report.

•	The Committee shall review with the chief executive officer and chief financial officer and independent auditors, periodically:

•	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which could adversely affect CME’s ability to record, process, summarize and report financial data, including any material weaknesses in internal controls identified by the independent auditors;

•	any fraud, whether or not material, that involves management or other employees who have a significant role in CME’s internal control over financial reporting; and

•	any significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting, including any corrective actions with regard to significant deficiencies and material weaknesses.

•	The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by CME regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of CME of concerns regarding questionable accounting or auditing matters.

•	The Committee shall obtain from the independent auditor assurance that the auditor is not aware of any matters required to be reported under Section 10A(b) of the Exchange Act (concerning detection of illegal acts).

•	With respect to the Internal Audit Department:

•	the Committee shall approve the appointment and replacement of the senior internal auditing executive; and

•	the senior internal audit executive shall report to the Committee and, for administrative purposes, shall report to the head of the legal department.

•	The Committee shall review such other matters and perform such additional activities, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

IV.	Reporting Activities

•	The Committee Chairperson, on behalf of the Committee, shall make regular reports to the Board. In connection therewith, the Committee Chairperson should review with the Board any issues that arise with respect to the quality or integrity of CME’s financial statements, CME’s compliance with legal or regulatory requirements, the performance and independence of the auditors, or the performance of the internal audit function.

•	The Committee shall prepare a report for inclusion in CME’s proxy statement setting forth the basis for the Committee’s recommendation to the Board with respect to inclusion of the audited financial statements in the Annual Report on Form 10-K and annual report to shareholders.

•	The Committee shall reassess the adequacy of this Charter no less frequently than annually and submit any recommended changes to the full Board for approval.

•	The Committee shall evaluate its performance on an annual basis and establish criteria for such evaluation. The Committee shall report to the Board regarding the results of the evaluation.

V.	Limitation on the Role of the Audit Committee

While the Committee has the duties and responsibilities set forth in this charter, the Committee is not responsible for preparing or certifying the financial statements, for planning or conducting the audit or for determining whether the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of CME, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside CME from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) statements made by management or third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to CME.

Nothing contained in this charter is intended to create, or should be construed as creating, any responsibility or liability of the members of the Committee, except to the extent otherwise provided under the applicable laws of State of Delaware which shall continue to set the legal standard for the conduct of the members of the Committee.

Revised June 2, 2004

MR A SAMPLE

DESIGNATION (IF ANY)

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000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

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Mark this box with an X if you have made changes to your name or address details above.

Vote Your Chicago Mercantile Exchange Holdings Inc. Class A Common Stock

20 South Wacker Drive Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 27, 2005.

The undersigned hereby appoint(s) Martin J. Gepsman, Leo Melamed and William R. Shepard with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 27, 2005, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class A common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 28, 2005, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)

Call toll free 1-866-593-2343 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the simple instructions provided by the recorded message.

To vote using the Internet

Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

Enter the information requested on your computer screen and follow the simple instructions.

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 27, 2005. THANK YOU FOR VOTING

001CD40001

00ELMG

Chicago Mercantile Exchange Holdings Inc.

Class A Common Stock Proxy Card

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1. Seven will be elected to a two-year term to the Board of Directors.

01 - Craig S. Donohue 02 - Terrence A. Duffy 03 - Daniel R. Glickman

04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner

07 - Terry L. Savage

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

For All Nominees

Withhold From All Nominees

B Issues

The Board of Directors recommends a vote “FOR” the following proposals.

For Against Abstain

2. Approval of the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan.

3. Approval of the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan.

4. Ratification of Ernst & Young LLP as our independent registered public accounting firm.

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box

Signature 2 - Please keep signature within the box

Date (mm/dd/yyyy)

1 U P X H H H P P P P 0050231

MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

+

Mark this box with an X if you have made changes to your name or address details above.

Vote Your Chicago Mercantile Exchange Holdings Inc. Class B-1 (CME) Common Stock

20 South Wacker Drive Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 27, 2005.

The undersigned hereby appoint(s) Martin J. Gepsman, Leo Melamed and William R. Shepard with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 27, 2005, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B-1 common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 28, 2005, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS A AND D AND “ABSTAIN” FROM PROPOSALS B AND C LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

Your vote is important. Please vote immediately. Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)

Call toll free 1-866-536-4454 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the simple instructions provided by the recorded message.

To vote using the Internet

Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

Enter the information requested on your computer screen and follow the simple instructions.

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 27, 2005. THANK YOU FOR VOTING

001CD40001 00ELQE

Chicago Mercantile Exchange Holdings Inc. Class B-1 (CME) Common Stock Proxy Card

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1. Seven will be elected to a two-year term to the Board of Directors.

01 - Craig S. Donohue 02 - Terrence A. Duffy 03 - Daniel R. Glickman

04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner

07 - Terry L. Savage

For All Nominees

Withhold From All Nominees

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

B Election of Class B-1 Director

2. May select ONE of the following Class B-1 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.

08 - Don H. Nadick

09 - William G. Salatich, Jr.

For

Abstain

C Election of 2006 Class B-1 Nominating Committee

3. May select up to FIVE of the following Class B-1 shareholders to be elected to a one-year term to the Class B-1 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS

FIVE (5) FOR votes.

10 - Thomas A. Bentley 11 - Michael J. Downs 12 - Larry S. Fields 13 - John C. Garrity

For Abstain

14 - Donald A. Huizinga 15 - Lonnie Klein 16 - William F. Kulp 17 - Brian J. Muno

For Abstain

18 - David T. Spiwak

19 - Robert D. Wharton

For Abstain

D Issues

The Board of Directors recommends a vote “FOR” the following proposals.

4. Approval of the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan. 5. Approval of the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan. 6. Ratification of Ernst & Young LLP as our independent registered public accounting firm.

For Against Abstain

E Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

1 U P X H H H P P P P 0050232

+

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Vote Your Chicago Mercantile Exchange Holdings Inc. Class B-2 (IMM) Common Stock

20 South Wacker Drive Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 27, 2005.

The undersigned hereby appoint(s) Martin J. Gepsman, Leo Melamed and William R. Shepard with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 27, 2005, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B-2 common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 28, 2005, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS A AND D AND “ABSTAIN” FROM PROPOSALS B AND C LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)

Call toll free 1-866-593-2345 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the simple instructions provided by the recorded message.

To vote using the Internet

Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

Enter the information requested on your computer screen and follow the simple instructions.

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 27, 2005. THANK YOU FOR VOTING

001CD40001 00ELTF

Chicago Mercantile Exchange Holdings Inc. Class B-2 (IMM) Common Stock Proxy Card

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1. Seven will be elected to a two-year term to the Board of Directors.

01 - Craig S. Donohue 02 - Terrence A. Duffy 03 - Daniel R. Glickman

04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner

07 - Terry L. Savage

For All Withhold From Nominees All Nominees

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

B Election of Class B-2 Director

2. May select ONE of the following Class B-2 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.

08 - Bruce L. Goldman

09 - David J. Wescott

For Abstain

C Election of 2006 Class B-2 Nominating Committee

3. May select up to FIVE of the following Class B-2 shareholders to be elected to a one-year term to the Class B-2 Nominating Committee. VOTE will be INVALID if your selection EXCEEDS

FIVE (5) FOR votes.

10 - Richard J. Appel 11 - Samuel T. Bailey 12 - Richard J. Duran 13 - Denis P. Duffey

For Abstain

14 - Scott G. Federighi 15 - William J. Higgins 16 - Donald J. Lanphere, Jr. 17 - Ronald A. Pankau

For Abstain

18 - Stuart A. Unger

19 - Barry D. Ward

For Abstain

D Issues

The Board of Directors recommends a vote “FOR” the following proposals.

For Against Abstain

4. Approval of the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan.

5. Approval of the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan.

6. Ratification of Ernst & Young LLP as our independent registered public accounting firm.

E Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box Signature 2—Please keep signature within the box Date (mm/dd/yyyy)

1 U P X H H H P P P P 0050233

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

Mark this box with an X if you have made changes to your name or address details above.

Vote Your Chicago Mercantile Exchange Holdings Inc. Class B-3 (IOM) Common Stock

20 South Wacker Drive Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 27, 2005.

The undersigned hereby appoint(s) Martin J. Gepsman, Leo Melamed and William R. Shepard with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 27, 2005, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B-3 common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 28, 2005, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” PROPOSALS A AND C AND “ABSTAIN” FROM PROPOSAL B LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)

Call toll free 1-866-593-2346 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the simple instructions provided by the recorded message.

To vote using the Internet

Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

Enter the information requested on your computer screen and follow the simple instructions.

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 27, 2005. THANK YOU FOR VOTING

001CD40001 00ELVE

Chicago Mercantile Exchange Holdings Inc. Class B-3 (IOM) Common Stock Proxy Card

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1. Seven will be elected to a two-year term to the Board of Directors.

01 - Craig S. Donohue 02 - Terrence A. Duffy 03 - Daniel R. Glickman

04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner

07 - Terry L. Savage

For All Nominees Withhold From All Nominees

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

B Election of Class B-3 Director

2. May select ONE of the following Class B-3 shareholders to be elected to a two-year term to the Board of Directors. VOTE will be INVALID if your selection EXCEEDS ONE (1) FOR vote.

08 - Gary M. Katler 09 - Robert J. Prosi 10 - Howard J. Reinglass

For Abstain

C Issues

The Board of Directors recommends a vote “FOR” the following proposals.

3. Approval of the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan.

4. Approval of the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan.

5. Ratification of Ernst & Young LLP as our independent registered public accounting firm.

For Against Abstain

D Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

1 U P X H H H P P P P 0050234

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

MMMMMMMMMMMM

000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext 000000000.000 ext

C 1234567890 J N T

+

Mark this box with an X if you have made changes to your name or address details above.

Vote Your Chicago Mercantile Exchange Holdings Inc. Class B-4 (GEM) Common Stock

20 South Wacker Drive Chicago, Illinois 60606

This Proxy is being solicited by the Board of Directors of Chicago Mercantile Exchange Holdings Inc. (“CME Holdings”) for the Annual Meeting of Shareholders on Wednesday, April 27, 2005.

The undersigned hereby appoint(s) Martin J. Gepsman, Leo Melamed and William R. Shepard with full power to act alone and with full power of substitution, as proxy of such shareholder(s), to attend the Annual Meeting of CME Holdings to be held at 4:00 p.m., Central Time, on Wednesday, April 27, 2005, in the Grand Ballroom of the Swissotel, located at 323 East Wacker Drive, Chicago, Illinois, and any postponement or adjournment thereof, and to vote all shares of Class B-4 common stock of CME Holdings held of record by such shareholder(s) as of the close of business on February 28, 2005, upon the proposals as designated on the reverse side. This proxy will be voted as specified by the shareholder(s). IF NO SUCH DIRECTION IS GIVEN, YOUR PROXIES WILL HAVE THE AUTHORITY TO VOTE “FOR” THE PROPOSALS LISTED ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The proposals are fully set forth in the Proxy Statement related to the Annual Meeting, receipt of which is hereby acknowledged.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.

Your vote is important. Please vote immediately.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote.

To vote using the Telephone (within U.S. and Canada)

Call toll free 1-866-593-2347 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the simple instructions provided by the recorded message.

To vote using the Internet

Go to the following web site:

WWW.COMPUTERSHARE.COM/US/PROXY

Enter the information requested on your computer screen and follow the simple instructions.

C0123456789

12345

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on Wednesday, April 27, 2005. THANK YOU FOR VOTING

001CD40001 00ELXG

Chicago Mercantile Exchange Holdings Inc. Class B-4 (GEM) Common Stock Proxy Card

A Election of Equity Directors PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

The Board of Directors recommends a vote “FOR” the listed nominees.

1. Seven will be elected to a two-year term to the Board of Directors.

01 - Craig S. Donohue 02 - Terrence A. Duffy 03 - Daniel R. Glickman

04 - William P. Miller II 05 - James E. Oliff 06 - John F. Sandner

07 - Terry L. Savage

For All Nominees

Withhold From All Nominees

FOR all nominees, except vote withheld from the following (write name of nominee(s) in space provided below)

B Issues

The Board of Directors recommends a vote “FOR” the following proposals.

2. Approval of the Chicago Mercantile Exchange Holdings Inc. 2005 Director Stock Plan.

3. Approval of the Chicago Mercantile Exchange Holdings Inc. Employee Stock Purchase Plan.

4. Ratification of Ernst & Young LLP as our independent registered public accounting firm.

For Against Abstain

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box Signature 2 - Please keep signature within the box Date (mm/dd/yyyy)

1 U P X H H H P P P P 0050235

+